CHURCH CAPITAL INVESTMENT TRUST

                           CHURCH CAPITAL VALUE TRUST

                       STATEMENT OF ADDITIONAL INFORMATION
    April 1, 2007; Revised August 31, 2007; Further Revised January 14, 2008

      This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of Church Capital Value Trust dated April 1, 2007. This SAI incorporates by reference the Fund's Prospectus dated April 1, 2007. You may obtain a free copy by writing to Church Capital Investment Trust at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, by visiting WWW.CHURCHCAPITAL.COM, or by calling 1-877-742-8061.

TABLE OF CONTENTS                                                           PAGE
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DESCRIPTION OF THE TRUST AND THE FUND..........................................2

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK
         CONSIDERATIONS........................................................2

INVESTMENT LIMITATIONS.........................................................6

THE INVESTMENT ADVISER ........................................................8

TRUSTEES AND OFFICERS.........................................................11

PRINCIPAL SHAREHOLDERS........................................................14

PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................14

DETERMINATION OF NET ASSET VALUE..............................................16

CALCULATION OF PERFORMANCE DATA...............................................17

REDEMPTIONS IN-KIND...........................................................18

ADDITIONAL TAX INFORMATION....................................................18

PROXY VOTING POLICIES AND PROCEDURES..........................................21

PORTFOLIO TURNOVER............................................................21

DISCLOSURE OF PORTFOLIO HOLDINGS..............................................22

CUSTODIAN.....................................................................25

FUND SERVICES.................................................................25

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.................................26

LEGAL COUNSEL.................................................................26

DISTRIBUTOR...................................................................26

FINANCIAL STATEMENTS..........................................................26

APPENDIX A--PROXY VOTING POLICY AND PROCEDURES................................27

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                      DESCRIPTION OF THE TRUST AND THE FUND

      Church Capital Investment Trust (the "Trust") is an open-end investment company established as a business trust under the laws of Ohio by an Agreement and Declaration of Trust dated April 6, 2005 (the "Trust Agreement"). The Trust currently offers two series of shares to investors, Church Capital Value Trust (the "Fund"), which is included in this SAI, and the Church Capital Money Market Fund, which is included in a separate SAI. The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. For information on the Church Capital Money Market Fund, please call 1-877-742-8061 or visit WWW.CHURCHCAPITAL.COM.

      The investment adviser to the Fund is Church Capital Management, LLC (referred to hereafter as the "Adviser" or "Church Capital"). More information on Church Capital is contained in the section "The Investment Adviser."

      The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund's transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

      For information concerning the purchase and redemption of shares of the Fund, see "How to Buy Shares" and "How to Redeem Shares" in the Fund's Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "How the Fund Values its Shares" in the Fund's Prospectus and "Determination of Net Asset Value" in this SAI.

             ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK
                                 CONSIDERATIONS

      This  section  contains   information   about  the  Fund's   non-principal
investment strategies and risks.

      EQUITY SECURITIES - In addition to common stock, the Fund may invest in other types of equity securities, such as preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, American Depositary Receipts ("ADRs") and convertible securities consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock.


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

      Preferred stock has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities, (for example, common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks. All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by Standard & Poor's Ratings Group and Moody's Investors Services, Inc. although there is no minimum rating which a preferred stock must have (and a preferred stock may not be rated) to be an eligible investment for the Fund. The Adviser expects, however, that generally the preferred stocks in which the Fund invests will be of investment grade or, if unrated, of comparable quality in the opinion of the Adviser.

      The Fund may invest in foreign securities through the purchase of ADRs. ADRs are certificates of ownership issued by a U.S. bank as a convenience to the investors in lieu of the underlying shares which it holds in custody. ADRs are subject to the same risks as the underlying foreign securities to which they relate. Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information.

      EXCHANGE TRADED FUNDS -- Equity securities also include SPDRs (S&P Depositary Receipts, known as "Spiders"), DIAMONDs, QQQs and a number of other exchange traded funds. SPDRs represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of common stocks that closely tracks the price performance and dividend yield of the S&P 500 Composite Price Index. SPDRs trade on the American Stock Exchange under the symbol SPY. A Midcap SPDR is the same as a SPDR except that it tracks the S&P's Midcap 400 and trades on the American Stock Exchange under the symbol MDY. DIAMONDs represent ownership in the DIAMONDS Trust, a unit investment trust that serves as an index to the Dow Jones Industrial Average (the "Dow") in that its holding consists of the 30 component stocks of the Dow. DIAMONDs trade on the American Stock Exchange under the symbol DIA. QQQs (NASDAQ-100 Index Tracking Stock) represent ownership in the NASDAQ-100 Trust, a unit investment trust that attempts to closely track the price and yield performance of the NASDAQ 100 Index by holding shares of all the companies in the Index. QQQs trade on the American Stock Exchange under the symbol QQQ. The Fund may also invest in exchange traded funds from a variety of financial institutions such as Barclays Global Fund Advisors (iShares), Merrill Lynch (HOLDRs), Fidelity (Fidelity Select Portfolios), PDR Services LLC (Select Sector SPDR), State Street Capital Markets, LLC (Fortune e-50, Fortune 500, and streetTRACKS) and The Vanguard Group (VIPERs). Each equity security described in this paragraph is issued by a registered investment company that charges investors certain fees and expenses. As a result of the Fund's investment in these securities, these expenses are passed on to the Fund and its shareholders. The Fund may enter into participation agreements with certain ETF sponsors who have received SEC exemptive orders that will permit it to invest in ETFs in excess of limits imposed by the Investment Company Act of 1940 (the "1940 Act").

      OTHER MUTUAL FUNDS -- The Fund may invest in shares of money market funds and other registered open-end investment companies, subject to limits imposed by the 1940 Act. Generally, this means that the Fund may invest any percentage of its assets in another mutual fund if immediately after such purchase not more than 3% of the total outstanding shares of such underlying fund is owned by the Fund and all affiliated persons of the Fund. The Fund will incur additional expenses due to the duplication of expenses to the extent it invests in securities of money market mutual funds.

      REPURCHASE AGREEMENTS -- The Fund may invest in repurchase agreements fully collateralized by obligations issued by the U.S. government or by agencies of the U.S. government ("U.S. Government obligations"). A repurchase agreement, which is a type of loan, is a short term investment in which the purchaser (I.E., the Fund) acquires ownership of a U.S. Government obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with the Trust's custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser to be creditworthy. Repurchase agreements will be used by the Fund as an option for its overnight cash investments. The Fund will typically invest in repurchase agreements when the yield offered is equal to or better than the yield of other short-term investment options available to the Fund.

      REVERSE REPURCHASE AGREEMENTS - A reverse repurchase agreement requires the Fund to sell a security in exchange for cash and then enter into an agreement to repurchase the security at a specified future date and price. The Fund generally would retain the right to interest and principal payments on the security. If the Fund uses the cash it obtains to invest in other securities, this may be considered a form of leverage and may expose the Fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the Fund's portfolio securities. Reverse repurchase agreements are also considered a form of borrowing.

      OPTION TRANSACTIONS -- The Fund may engage in option transactions involving individual stocks as well as stock indexes. An option involves either
(a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option, or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a market index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and market indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a market index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. Call options on securities which the Fund sells (writes) will be covered or secured, which means that the Fund owns the underlying security or has an absolute and immediate right to acquire that security without additional cash consideration (or, to the extent it does not hold the security, maintains a segregated account with the custodian of high quality liquid debt obligations equal to the market value of the option, marked to market daily). For a call option on an index, the option will be covered if the Fund holds a portfolio of securities substantially replicating the movement of the index (or, to the extent it does not hold such a portfolio, maintains a segregated account with the custodian of high quality liquid debt obligations equal to the market value of the option, marked to market daily). When the Fund writes options, it may be required to maintain a margin account, to pledge the underlying securities or U.S. Government obligations or to deposit assets in escrow with the custodian.

      The purchase and writing of options involves certain risks. The purchase of options limits the Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a covered call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. In addition, there can be no assurance that the Fund can effect a closing transaction on a particular option it has written. Further, the total premium paid for any option purchased by the Fund may be lost if the Fund does not exercise the option or, in the case of over-the-counter options, the writer does not perform its obligations. The Fund will limit its investments in options to 10% of its total assets.

      LOANS OF PORTFOLIO SECURITIES -- The Fund may make short and long term loans of its portfolio securities. Under the lending policy authorized by the Board of Trustees and implemented by the Adviser in response to requests of broker-dealers or institutional investors that the Adviser deems qualified, the borrower must agree to maintain collateral, in the form of cash or U.S. Government obligations, with the Fund on a daily mark-to-market basis in an amount at least equal to 100% of the value of the loaned securities. The Fund will continue to receive dividends or interest on the loaned securities and may terminate such loans at any time or reacquire such securities in time to vote on any matter that the Board of Trustees determines to be serious. With respect to loans of securities, there is the risk that the borrower may fail to return the loaned securities or that the borrower may not be able to provide additional collateral. No loan of securities will be made if, as a result, the aggregate amount of such loans would exceed 25% of the value of the Fund's net assets. Although generation of income is not a principal investment strategy of the Fund, the Adviser may, if deemed in the best interest of the Fund, loan the Fund's securities. The income generated by such loans can be used by the Fund to pay expenses, cover redemptions, and purchase additional portfolio securities.

      SHORT SALES -- The Fund may sell a security short in anticipation of a decline in the market value of the security. When the Fund engages in a short sale, it sells a security which it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a profit if the security declines in price between those dates.

      In connection with its short sales, the Fund will be required to maintain a segregated account with its custodian of cash or high grade liquid assets equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with its broker (not including the proceeds from the short sales). The Fund will limit its short sales so that no more than 25% of its net assets (less all its liabilities other than obligations under the short sales) will be deposited as collateral and allocated to the segregated account. However, the segregated account and deposits will not necessarily limit Fund's potential loss on a short sale, which is unlimited.

      The Fund may also sell a security short "against the box," which means that the Fund sells a security that it owns, or has the right to obtain without payment of further consideration. The borrowing and segregated account provisions described above do not apply to short sales against the box.

                             INVESTMENT LIMITATIONS

      FUNDAMENTAL. The Fund's status as a diversified fund as well as the investment limitations described below have been adopted by the Trust with respect to the Fund as "fundamental," I.E., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. See the Prospectus for more information on the Fund's investment objective and strategies.

      1. BORROWING MONEY. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

      2. SENIOR SECURITIES. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission (the "SEC") or its staff.


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

      3. UNDERWRITING. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

      4. REAL ESTATE. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

      5. COMMODITIES. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

      6. LOANS. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities.

      7. CONCENTRATION. The Fund will not invest more than 25% of its total assets in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

      With respect to the percentages adopted by the Trust as maximum limitations on the Fund's investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above nor does it apply to the non-fundamental policy regarding illiquid securities set forth in paragraph 5 below. With regards to the Fund's borrowing policy, if at anytime the Fund's borrowings exceed the 300% asset coverage requirement, the Fund will reduce its borrowings to meet such requirement within 3 business days of such occurrence.

      NON-FUNDAMENTAL. The following limitations have been adopted by the Trust with respect to the Fund and are "non-fundamental," I.E., they may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy.

      1. PLEDGING. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation. The Fund will not mortgage, pledge, or hypothecate more than 15% of its net assets.

      2. LEVERAGE. The Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

      3. MARGIN PURCHASES. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

      4. OPTIONS. The Fund will not purchase or sell puts, calls, options or straddles, except as described in the Fund's Prospectus or in this SAI.

      5. ILLIQUID INVESTMENTS. The Fund will not invest more than 15% of its net assets in illiquid securities.

                             THE INVESTMENT ADVISER

      The Fund's investment adviser is Church Capital Management, LLC, 301 Oxford Valley Road, Suite 801B, Yardley, Pennsylvania 19067. Church Capital is a wholly-owned subsidiary of Sterling Financial Corporation, a publicly traded company. Church Capital and the Fund's distributor, Bainbridge Securities Inc. (the "Distributor"), are affiliated companies, both subsidiaries of Sterling Financial Corporation.

      Under the terms of the Advisory Agreement between the Trust and the Adviser, the Adviser provides a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Fund. The Adviser determines what securities and other investments will be purchased, retained or sold by the Fund, and does so in accordance with the investment objective and policies of the Fund as described herein and in the Prospectus. The Adviser places all securities orders for the Fund, determining with which broker, dealer, or issuer to place the orders. The Adviser must adhere to the brokerage policies of the Fund in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions. As compensation for its management services, the Fund pays the Adviser a fee computed daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund.

      The Adviser has contractually agreed to reduce a portion of its advisory fees or to reimburse certain ordinary operating expenses to the extent necessary so that the Fund's ordinary operating expenses do not exceed an amount equal to 1.25% annually of its average daily net assets. This Expense Limitation Agreement remains in effect for a period of three years from the beginning of the Fund's operations. Any fee reductions or expense reimbursements by the Adviser are subject to repayment by the Fund provided that the Fund is able to effect such repayment and remain in compliance with the undertaking by the Adviser to limit expenses of the Fund, and provided further that the expenses which are the subject of the repayment were incurred within three years of such repayment. The Adviser's ability to recover fee reductions or expense reimbursements under the terms of the Expense Limitation Agreement terminates upon the termination of the Advisory Agreement with the Trust. In addition, the Board of Trustees has reserved the right to terminate the Expense Limitation Agreement at any time, upon 60 days advance written notice. If the Board of Trustees terminates the Agreement, the Adviser has no right or claim to recover any fee reductions and expense reimbursements that have not been previously reimbursed.

      During the fiscal period ended November 30, 2006, the Fund accrued advisory fees of $206,753, of which $104,130 was waived by the Adviser in order to limit the Fund's ordinary operating expenses to 1.25% of its average daily net assets. As of November 30, 2006, the amount available for recovery that has been waived by the Adviser pursuant to the Expense Limitation Agreement is $104,130. The ability to recover this amount expires during the fiscal year ending November 30, 2009.

      Unless sooner terminated, the Advisory Agreement shall continue in effect until December 8, 2007, and thereafter shall continue for successive one-year periods if continuance is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for this purpose. The Advisory Agreement is terminable at any time on 60 days prior written notice without penalty by the Trustees, by vote of a majority of outstanding shares of the Fund, or by the Adviser. The Advisory Agreement also terminates automatically in the event of its assignment, as defined in the 1940 Act and the rules thereunder. The Fund will not be subject to any payment or penalty if the Advisory Agreement terminates.

      The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the performance of its duties, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

THE PORTFOLIO MANAGERS

      Gregory A. Church, Jacob L. Saumure and Michael Church serve as co-Portfolio Managers to the Fund. Gregory A. Church is the father of Michael Church. Messrs. Church, Saumure and Church are responsible for overseeing the day-to-day management of the Fund. As of December 31, 2006, the Adviser manages approximately $2.2 billion in assets.

OTHER ACCOUNTS MANAGED (as of December 31, 2006)

      The Portfolio Managers are also responsible for the day-to-day management of other accounts, as indicated in the following table. None of these accounts has an advisory fee based on the performance of the account.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   NUMBER OF
                                                                  TOTAL                             ACCOUNTS       TOTAL ASSETS OF
                                                                NUMBER OF                         MANAGED WITH    ACCOUNTS MANAGED
                                                                  OTHER      TOTAL ASSETS OF      ADVISORY FEE    WITH ADVISORY FEE
    NAME OF PORTFOLIO                                           ACCOUNTS     OTHER ACCOUNTS         BASED ON          BASED ON
         MANAGER                    TYPE OF ACCOUNTS             MANAGED         MANAGED          PERFORMANCE        PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------------------
Gregory A. Church          Registered Investment Companies:         0              $0                  0                 $ 0
                           Other Pooled Investment Vehicles:        0              $0                  0                 $ 0
                           Other Accounts:                         450        $700 million             0                 $ 0
-----------------------------------------------------------------------------------------------------------------------------------
Jacob L. Saumure, CFA      Registered Investment Companies:         0              $0                  0                 $ 0
                           Other Pooled Investment Vehicles:        0              $0                  0                 $ 0
                           Other Accounts:                         400        $233 million             0                 $ 0
-----------------------------------------------------------------------------------------------------------------------------------
Michael Church             Registered Investment Companies:         0              $0                  0                 $ 0
                           Other Pooled Investment Vehicles:        0              $0                  0                 $ 0
                           Other Accounts:                         100         $50 million             0                 $ 0
-----------------------------------------------------------------------------------------------------------------------------------

POTENTIAL CONFLICTS OF INTEREST

      The Adviser does not believe any material conflicts of interest exist in connection with the Portfolio Managers' management of Fund assets and their participation in management of the other accounts noted above. The client accounts managed by the Adviser have essentially the same investment objective and are managed according to similar strategies as the Fund or, in the alternative, have unique investment objectives and/or strategies that do not overlap with the Fund. These client accounts, like the Fund, pay either an advisory fee based upon the size of the accounts or, in some instances, pay a fee based on a fixed schedule. No performance-related fee structures are involved with any of the client accounts. As a result, the Adviser does not believe any material conflicts exist with regard to security selection or security allocation between the Fund and the other accounts. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. It is the policy of the Adviser to allocate advisory recommendations and place orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund. In addition, the Adviser has adopted a code of ethics governing its employees personal trading activities. This code of ethics is designed to ensure that the Adviser's clients, including the Fund, are not disadvantaged by the trading activities of Adviser employees.

COMPENSATION

      Mr. Gregory A. Church receives a fixed salary from the Adviser, as well as stock options of the Adviser's parent company, Sterling Financial Corporation ("Sterling"). The receipt of stock options is fully discretionary, and determined by Sterling's management team. Mr. Church is also offered an opportunity to participate in a deferred compensation plan. Mr. Church, like all employees of the Adviser, participates in Sterling's 401(k) plan. Mr. Church also is provided with a company car.

      Mr. Jacob L. Saumure receives a fixed salary from the Adviser, and is eligible to receive a bonus. The bonus is based upon the attainment of a combination of personal, team and overall company goals. Mr. Saumure, like all employees of the Adviser, participates in Sterling's 401(k) plan.

      Mr. Michael Church receives a fixed salary from the Adviser, and is eligible to receive a bonus. The bonus is based upon the attainment of a combination of personal, team and overall company goals. Mr. Church, like all employees of the Adviser, participates in Sterling's 401(k) plan.

OWNERSHIP OF FUND SHARES

      The following table indicates the dollar range of securities of the Fund beneficially owned by the Portfolio Managers as of November 30, 2006.

      ---------------------------------------------------------------
               Name of              Dollar Value of Fund Shares
          Portfolio Manager             Beneficially Owned
      ---------------------------------------------------------------
      Gregory A. Church                 $50,001 - $100,000
      ---------------------------------------------------------------
      Jacob L. Saumure, CFA                $1 - $10,000
      ---------------------------------------------------------------
      Michael Church                     $10,000 - $50,000
      ---------------------------------------------------------------

                              TRUSTEES AND OFFICERS

      Overall responsibility for management of the Trust rests with its Trustees. The Trustees serve for terms of indefinite duration until death, resignation, retirement or removal from office. The Trustees, in turn, elect the officers of the Trust to supervise the Trust's day-to-day operations. The officers are elected annually. Certain officers of the Trust also may serve as a Trustee.

      The Trust will be managed by the Trustees in accordance with the laws of the State of Ohio governing business trusts. There are currently four Trustees, all of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act. These trustees are "Independent Trustees" and will be noted as such hereafter. The Independent Trustees receive compensation for their services as a Trustee and attendance at meetings of the Trustees. Officers of the Trust, other than the Trust's chief compliance officer, receive no compensation from the Trust for performing the duties of their offices.

      The Trustees and executive officers of the Trust, their addresses and their principal occupations during the past five (5) years are as follows:

                                                                                                                      NUMBER OF
                                                                                                                    PORTFOLIOS IN
                                                                                                                        FUND
                                                              POSITION(S)        PRINCIPAL OCCUPATION(S) DURING        COMPLEX
                                             LENGTH OF            HELD           PAST 5 YEARS AND DIRECTORSHIPS      OVERSEEN BY
          NAME, ADDRESS AND AGE             TIME SERVED        WITH TRUST             OF PUBLIC COMPANIES              TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:

Gerald L. Printz                               Since            Chairman       From November 1993 through                 2
301 Oxford Valley Road, Suite 801B         December 2005      and Trustee      present, President of Amsador,
Yardley, Pennsylvania 19067                                                    Ltd. (information management
Year of Birth: 1956                                                            consulting firm).  From April
                                                                               2002 through present, Chief
                                                                               Executive Officer of 20/20
                                                                               Innovations, LLC (provides crisis
                                                                               management planning and

                                                                               prevention services).  From March
                                                                               1996 through February 2006, a
                                                                               Trustee of the Matterhorn Growth
                                                                               Fund (an open-end investment
                                                                               company).

Portia Sue Perrotty                            Since            Trustee        From January of 2003 through               2
301 Oxford Valley Road, Suite 801B         December 2005                       present, Chief of Staff for the
Yardley, Pennsylvania 19067                                                    First Lady of Pennsylvania.
Year of Birth: 1953

Brian D. Wassell, CPA                          Since            Trustee        Partner of Trout, Ebersole &               2
301 Oxford Valley Road, Suite 801B         December 2005                       Groff LLP (CPA firm)
Yardley, Pennsylvania 19067
Year of Birth: 1969

Mark LoManto, CPA                          Since October        Trustee        Principal and Co-owner of ML               2
301 Oxford Valley Road, Suite 801B              2007                           Weekes & Company, PC
Yardley, Pennsylvania 19067                                                    (CPA firm)
Year of Birth: 1957

EXECUTIVE OFFICERS:

Gregory A. Church                              Since           President       Founder and Chairman of Church
301 Oxford Valley Road, Suite 801B         December 2005                       Capital Management, LLC
Yardley, Pennsylvania 19067
Year of Birth: 1956

Robert G. Dorsey                               Since         Vice President    Managing Director of Ultimus Fund
225 Pictoria Drive, Suite 450              December 2005                       Solutions, LLC and Ultimus Fund
Cincinnati, Ohio 45246                                                         Distributors, LLC
Year of Birth: 1957

Mark J. Seger                                  Since           Treasurer       Managing Director of Ultimus Fund
225 Pictoria Drive, Suite 450              December 2005                       Solutions, LLC and Ultimus Fund
Cincinnati, Ohio 45246                                                         Distributors, LLC
Year of Birth: 1962

John F. Splain                                 Since           Secretary       Managing Director of Ultimus Fund
225 Pictoria Drive, Suite 450              December 2005                       Solutions, LLC and Ultimus Fund
Cincinnati, Ohio 4524                                                          Distributors, LLC
Year of Birth: 1956

Andrew Peterson                             Since April     Chief Compliance   Chief Compliance Officer of
301 Oxford Valley Road, Suite 801B              2007            Officer        Church Capital Management, LLC
Yardley, Pennsylvania 19067                                                    and Director of Compliance at
Year of Birth: 1956                                                            Bainbridge Securities Inc.  Mr.
                                                                               Peterson was employed by
                                                                               Ameriprise Financial Services, or
                                                                               its predecessor company, from
                                                                               1994 through March of 2007.   His
                                                                               last two positions with
                                                                               Ameriprise were Field Compliance
                                                                               Supervisor (2004 - April 2007)
                                                                               and Financial
                                                                               Advisor/PlanProduction
                                                                               Analyst-CFS (2000 - 2004).  In
                                                                               addition, Mr. Peterson has held
                                                                               the Registered Principal
                                                                               designation since 1999.

      BOARD COMMITTEES. The Trustees have established an Audit Committee, which oversees the Trust's accounting and financial reporting policies and the independent audit of its financial statements. Ms. Perrotty and Messrs. Printz, Wassell and LoManto are the members of the Audit Committee. The Audit Committee held one meeting during the fiscal period ended November 30, 2006. The Board of Trustees has no nominating or compensation committee or any committee performing similar functions. The Independent Trustees are responsible for handling nominating or compensation related issues for the Trust.

      TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as of December 31, 2006.

                              Dollar Range of           Aggregate Dollar
                             Fund Shares Owned    Range of Shares of All Funds
Name of Trustee                  by Trustee           Overseen by Trustee
--------------------------------------------------------------------------------
INTERESTED TRUSTEE:
Thomas P. Dautrich*                 None                      None
INDEPENDENT TRUSTEES:
Gerald L. Printz                $1- $10,000               $1- $10,000
Portia Sue Perrotty             $1- $10,000               $1- $10,000
Brian D. Wassell                    None                      None
Mark LoManto                        None                      None

*Mr. Dautrich resigned from the Board of Trustees on July 12, 2007.
**Mr. LoManto was appointed to the Board of Trustees on October 22, 2007.

      TRUSTEE COMPENSATION. No director, officer or employee of the Adviser or the Distributor will receive any compensation from the Fund for serving as an officer or Trustee of the Trust, excluding the Trust's chief compliance officer. Each Trustee who is an Independent Trustee receives from the Fund an annual retainer of $4,000, payable quarterly, and a $1,000 fee for attendance at each Board meeting, plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation paid during the fiscal period ended November 30, 2006.

--------------------------------------------------------------------------------------------------------------------------
      Name of Trustee               Aggregate              Pension of          Estimated Annual      Total Compensation
                                Compensation for      Retirement Benefits        Benefits Upon      for Services to Fund
                                Services to Fund            Accrued               Retirement          and Fund Complex
--------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE:                   None                    None                   None                   None
--------------------------------------------------------------------------------------------------------------------------
Thomas P. Dautrich*
--------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------
Gerald L. Printz                     $2,500                   None                   None                  $5,000
--------------------------------------------------------------------------------------------------------------------------
Portia Sue Perrotty                  $2,500                   None                   None                  $5,000
--------------------------------------------------------------------------------------------------------------------------
Brian D. Wassell                     $2,000                   None                   None                  $4,000
--------------------------------------------------------------------------------------------------------------------------
Mark LoManto**                        None                    None                   None                   None
--------------------------------------------------------------------------------------------------------------------------

 *Mr. Dautrich resigned from the Board of Trustees on July 12, 2007. **Mr. LoManto was appointed to the Board of Trustees on October 22, 2007.

      INDEPENDENT   TRUSTEE  OWNERSHIP  IN  THE  FUND'S  INVESTMENT  ADVISER  OR
DISTRIBUTOR. As of December 31, 2006, none of the Independent Trustees owned securities of the Adviser or Distributor.

      All information disclosed about the Trustees and Officers is for time periods prior to Mr. LoManto's appointment to the Board of Trustees. As part of the next annual update to this SAI, the sections on compensation and fund share ownership will be updated to include Mr. LoManto's information.

                             PRINCIPAL SHAREHOLDERS

      As of March 2, 2007, the following accounts owned of record 5% or more of the Fund's outstanding shares:

--------------------------------------------------------------------------------------------------------------------
   Name and Address of Shareholder         Number of Fund        Percentage of Fund's         Type of Ownership
                                            Shares Owned          Outstanding Shares
--------------------------------------------------------------------------------------------------------------------
National Financial Services LLC               284,839                    9.68%                      Record
1 World Financial Center
New York, NY 10281
--------------------------------------------------------------------------------------------------------------------
STRACO                                        982,397                   33.40%                      Record
P.O. Box 38
East Petersburg, PA 17520
--------------------------------------------------------------------------------------------------------------------
STRAVEST                                      229,838                    7.81%                      Record
P.O. Box 38
East Petersburg, PA 17520
--------------------------------------------------------------------------------------------------------------------

      As of March 2, 2007, the officers and Trustees owned as a group less than 1% of the Fund's outstanding shares.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

      Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. The Adviser does not give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions. However, the Adviser may place portfolio transactions with brokers or dealers that promote or sell the Fund's shares, including Bainbridge Securities Inc., so long as such placements are made pursuant to policies approved by the Board of Trustees that are designed to ensure that the selection is based on the quality of the broker's execution and not on its sales efforts. During the fiscal period ended November 30, 2006, the Fund paid brokerage commissions of $82,130.

      The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Fund and to other accounts over which it exercises investment discretion. The Adviser does not have arrangements with any broker, the Fund's custodian, or the Fund's transfer agent to receive hard dollar credits for allocating portfolio trades to a particular broker.

      Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received.

      While the Fund does not deem it practicable and in its best interests to solicit competitive bids for commission rates on each transaction, consideration is regularly given to posted commission rates as well as other information concerning the level of commissions charged on comparable transactions by qualified brokers.

      The Fund has no obligation to deal with any broker or dealer in the execution of its transactions. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

      Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker including Bainbridge Securities Inc. (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust, the Adviser or the Distributor. The Fund will not effect any brokerage transactions in its portfolio securities with an affiliate if such transactions would be unfair or unreasonable to Fund shareholders, and the commissions will be paid solely for the execution of trades and not for any other services. The Advisory Agreement provides that affiliates of the Adviser may receive brokerage commissions in connection with effecting such transactions for the Fund. In determining the commissions to be paid to an affiliate, it is the policy of the Fund that such commissions will, in the judgment of the Trust's Board of Trustees, be at least as favorable to the Fund as those which would be charged by other qualified brokers having comparable execution capability. During the fiscal period ended November 30, 2006, the Fund paid brokerage commission of $52,900 to Bainbridge Securities Inc., an affiliated broker-dealer. During the fiscal period ended November 30, 2006, Bainbridge Securities Inc. received 64.4% of the Fund's aggregate brokerage commissions for effecting 73.7% of the aggregate dollar amount of transactions involving brokerage commissions.

      The Advisory Agreement does not provide for a reduction of the Adviser's fee by the amount of any profits earned by an affiliate from brokerage commissions generated from portfolio transactions of the Fund. An affiliated broker-dealer will not receive reciprocal brokerage business as a result of the brokerage business placed by the Fund with others.

      During the fiscal period ended November 30, 2006, the Fund purchased common stock issued by the parent company of Citigroup Global Markets Inc., the market value of which was $1,388,520 as of November 30, 2006. Citigroup Global Markets Inc. is one of the Trust's "regular broker-dealers" as defined in the 1940 Act.

      CODE OF ETHICS. The Trust, the Adviser and the Distributor have adopted a joint Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The personnel subject to the Code of Ethics are permitted to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics adopted by the Trust, the Adviser and the Distributor is on public file with, and is available from, the SEC.

                        DETERMINATION OF NET ASSET VALUE

      The share price (net asset value) of the shares of the Fund is determined as of the end of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each day the Exchange is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

      Equity securities are valued at their market value when reliable market quotations are readily available. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded on NASDAQ are generally valued by the pricing service at the NASDAQ Official Closing Price. The value of foreign securities held by the Fund is converted into U.S. dollars using an exchange rate from an independent third party. When reliable market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted securities are being valued, the Adviser determines a fair value for such securities according to guidelines approved by the Board.

The Adviser, prior to the calculation of the Fund's NAV, will present its recommended value to a member of the Audit Committee for review and approval. At the next regularly scheduled Board of Trustees meeting, the Board will be presented with a written report summarizing the pricing process and will be asked to review and ratify the selected price.

      Fixed income securities are valued at their market value when reliable market quotations are readily available. A pricing service typically utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

      TRADING IN FOREIGN SECURITIES. Trading in foreign securities may be completed at times that vary from the closing of the New York Stock Exchange. In computing its NAV, the Fund usually values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the New York Stock Exchange. Some foreign currency exchange rates may also be determined at the latest rate prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the New York Stock Exchange. If these events materially affect the value of portfolio securities, the Adviser will determine a fair value for such securities, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

                         CALCULATION OF PERFORMANCE DATA

      From time to time, the Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P (1 + T)^n + ERV
Where:

P =   a hypothetical initial payment of $1,000

T =   average annual total return

n =   number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions. If a Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

      The Fund may also quote average annual total return over the specified periods (i) after taxes on Fund distributions and (ii) after taxes on Fund distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

      The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by a Fund's average annual total returns as described above.

                               REDEMPTIONS IN-KIND

      The Fund may process any redemption request in excess of $250,000 or 1% of the Fund's assets (whichever is less) by paying redemption proceeds in whole or in part in securities of the Fund taken at current value. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable.

                           ADDITIONAL TAX INFORMATION

      The Fund intends to qualify as a regulated investment company, or "RIC", under the Internal Revenue Code of 1986, as amended (the "Code"). Qualification generally will relieve the Fund of liability for federal income taxes to the extent its net investment income and net realized gains are distributed in accordance with the Code. If for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund's earnings and profits, and, subject to certain limitations under the Code, would be eligible for the dividends-received deduction for corporations and reduced tax rates applicable to "Qualified Dividends" for individuals.

      To qualify as a RIC, the Fund must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies or from net income derived from an interest in a qualified publicly traded partnership ("PTP"); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying gross income for a RIC.

      The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

      A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of that calendar year plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

      TAXATION OF THE SHAREHOLDER. Dividends from net investment income and net short-term capital gains are generally taxable to the shareholder as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares of the Fund are held. Distributions are taxable whether received in cash or reinvested in shares of the Fund.

      Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Fund from U.S. corporations and certain foreign corporations ("Qualified Dividends"). Such dividends are scheduled to be taxed at ordinary income rates starting in 20011. It appears that for an individual shareholder to benefit from the lower tax rate on Qualified Dividends, the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation at least 61 days during a prescribed period. Under current IRS practice, the prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. Furthermore, in determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

      It is anticipated that amounts distributed by the Fund that are attributable to certain dividends received from domestic corporations will qualify for the 70% dividends-received deduction for corporate shareholders. A corporate shareholder's dividends-received deduction will be disallowed unless it holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 46 days during the 90-day period beginning 45 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. In determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar transactions is not counted. Furthermore, the dividends-received deduction will be disallowed to the extent a corporate shareholder's investment in shares of the Fund, or the Fund's investment in the shares of the dividend-paying corporation, is financed with indebtedness. Additionally, a corporate shareholder would not benefit to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

      Any loss arising from the sale or redemption of shares in the Fund held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received by the shareholder with respect to such Fund shares. For purposes of determining whether shares in the Fund have been held for six months or less, a shareholder's holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

      Each shareholder is advised annually of the source of distributions for federal income tax purposes. A shareholder who is not subject to federal income tax will not be required to pay tax on distributions received.

      If a shareholder fails to furnish his social security or other tax identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax at the rate of 28% (backup withholding) from dividend, capital gain and redemption payments to him. Dividend and capital gains distributions may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding.

      Taxable distributions are generally included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Fund during the following January.

      Distributions by the Fund will result in a reduction in the market value of the Fund's shares. Should a distribution reduce the market value below a shareholder's cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares includes the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.

      A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Investors should consult their tax advisor regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund.

      Pursuant to recently issued Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the IRS certain information on Form 8886 if they participate in a "reportable transaction". A transaction may be a "reportable transaction" based upon any of several indicia with respect to a shareholder, including the existence of significant book-tax differences or the recognition of a loss in excess of certain thresholds. Under new legislation a significant penalty is imposed on taxpayers who participate in a "reportable transaction" and fail to make the required disclosure. Investors should consult their own tax advisors concerning any possible federal, state or local disclosure obligations with respect to their investment in shares of the Fund.

      Information set forth in the Prospectus and this SAI which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting shareholders. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Fund or its shareholders and this description is not intended as a substitute for federal tax planning. Accordingly, potential shareholders of the Fund are urged to consult their tax advisors with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this SAI is based on tax laws and regulations which are in effect on the date of the Prospectus and this SAI; these laws and regulations may be changed by legislative or administrative action.

                      PROXY VOTING POLICIES AND PROCEDURES

      The Trust and the Adviser have adopted a proxy voting policies that describe how the Fund intends to vote proxies relating to portfolio securities. The policies of the Trust and the Adviser are attached to this SAI as Appendix
A. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request by calling 1-877-742-8061, or on the SEC's website at http://www.sec.gov.

                               PORTFOLIO TURNOVER

      The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year, exclusive of short-term investments, by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year.

High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund, and may result in the Fund recognizing greater amounts of capital gains, which would increase the amount of capital gains which the Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid federal income or excise taxes. See "Taxes." A 100% turnover rate would occur if all of the Fund's portfolio securities were replaced once within a one year period. For the fiscal period ended November 30, 2006, the Fund's portfolio turnover rate was 127%.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

      The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding portfolio securities held by the Fund, and disclosure of purchases and sales of such securities, may be made to shareholders of the Fund or other persons.

      o Each Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and filed with the Securities and Exchange Commission (the "SEC") on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. Each Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Funds must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder upon request, free of charge. This policy is applied uniformly to all shareholders of the Funds without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).

      o Information regarding portfolio securities, and other information regarding the investment activities of the Fund (other than information contained in Official Reports), may be disclosed to rating and ranking organizations ("Rating Agencies") for use in connection with their rating or ranking of the Fund. If portfolio information is released to the general public prior to its release to a Rating Agency, no confidentiality agreements or prohibitions on trading will be sought from these organizations. The Chief Compliance Officer will inform the Board of Trustees of any such arrangements that are approved, and the rationale supporting approval. Currently, the Fund is providing portfolio information to five different rating or ranking organizations. These Rating Agencies offer various services to investors and may make the Fund's top portfolio holdings available to their subscribers for a fee. Neither the Fund, the Adviser nor any of their affiliates receive any portion of this fee. In each instance where portfolio information is disclosed to these organizations, a minimum of a 30 day lag exists.

      Below is a table listing the organizations that currently are authorized to receive non-public portfolio information along with the types of information received, conditions or restrictions on use, timing of disclosure and any compensation received for providing portfolio information.

-------------------------------------------------------------------------------------------------------------
                                                                                            RECEIPT OF
                                                                                            COMPENSATION
                                                                                            OR OTHER
                                                                                            CONSIDERATION
NAME OF RATING OR                                                                           BY THE FUND
RANKING                                              TIMING OF RELEASE AND CONDITIONS       OR AFFILIATED
ORGANIZATION            INFORMATION PROVIDED         OR RESTRICTIONS ON USE                 PARTY
-------------------------------------------------------------------------------------------------------------
Morningstar, Inc.       CUSIP, description,          Provided quarterly, with a 30-day            None
                        shares/par, market value     lag. No formal conditions or
                                                     restrictions.
-------------------------------------------------------------------------------------------------------------
Lipper, Inc.            CUSIP, description,          Provided quarterly, with a 30-day            None
                        shares/par                   lag.  No formal conditions or
                                                     restrictions.  Lipper has indicated
                                                     that it will not trade based on the
                                                     Fund's portfolio information, and it
                                                     prohibits its employees from any
                                                     such trading.
-------------------------------------------------------------------------------------------------------------
Bloomberg L.P.          CUSIP, shares/par, market    Provided quarterly, with a 30-day            None
                        value                        lag.  No formal conditions or
                                                     restrictions.  Bloomberg has
                                                     indicated that it requires all
                                                     employees to sign confidentiality
                                                     agreements acknowledging all
                                                     information received during their
                                                     employment must be used for
                                                     legitimate business purposes only.
-------------------------------------------------------------------------------------------------------------
Standard & Poors, Inc.  CUSIP, description,          Provided quarterly, with a 30-day            None
                        shares/par, market value,    lag.  No formal conditions or
                        % of total net assets        restrictions.  S&P has indicated
                                                     that its employees are required to
                                                     follow a code of business conduct
                                                     that prohibits them from using
                                                     portfolio information for anything
                                                     other than performing their job
                                                     responsibilities; S&P employees must
                                                     certify annually that they have
                                                     followed this code of business
                                                     conduct.
-------------------------------------------------------------------------------------------------------------
Thomson Financial        CUSIP, shares/par, market   Provided quarterly, with a 30-day            None
                         value, cost basis           lag.  No formal conditions or
                                                     restrictions.  Thomson Financial has
                                                     indicated that it requires all
                                                     employees to sign confidentiality
                                                     agreements acknowledging that all
                                                     information received during their
                                                     employment must be used for
                                                     legitimate business purposes only.
-------------------------------------------------------------------------------------------------------------

      o The Fund releases portfolio holdings to third-party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Fund. These third party servicing agents include the adviser, distributor, administrator (including the transfer agent and fund accountant), custodian, printers or to brokers and dealers through which the Fund purchases and sells portfolio securities. The Fund also may disclose portfolio holdings, as needed, to their independent auditors, legal counsel, proxy voting services, pricing services, and prospective or newly hired investment advisors or sub-advisors. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel or prospective sub-advisors at any time. This information is disclosed to all such third parties under conditions of confidentiality. "Conditions of confidentiality" include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. Third party servicing agents generally are subject to an independent obligation not to trade on confidential information under their code of ethics and/or as a result of common law precedents; however, the Fund does not require an independent confirmation from the third parties that they will not trade on the confidential information.

Below is a table that lists service providers receiving portfolio information along with information regarding the frequency of access, and limitations on use (including a prohibition on trading on non-public information), of portfolio information.

----------------------------------------------------------------------------------------------------------
       TYPE OF SERVICE PROVIDER               FREQUENCY OF ACCESS TO             RESTRICTIONS ON USE
                                              PORTFOLIO INFORMATION
----------------------------------------------------------------------------------------------------------
Adviser                                 Daily                               Contractual and Ethical
----------------------------------------------------------------------------------------------------------
Administrator (fund accountant and      Daily                               Contractual and Ethical
transfer agent)
----------------------------------------------------------------------------------------------------------
Custodian                               Daily                               Contractual and Ethical
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
Auditor                                 During annual audit                 Ethical
----------------------------------------------------------------------------------------------------------
Legal counsel                           Regulatory filings, board           Ethical
                                        meetings, and if a legal issue
                                        regarding the portfolio requires
                                        counsel's review
----------------------------------------------------------------------------------------------------------
Printers                                Twice a year - printing of          No formal restrictions in
                                        semi-annual and annual reports      place.  Printer receives
                                                                            portfolio on or about time
                                                                            filed with the SEC -
                                                                            approximately 60 days old by
                                                                            the time received.
----------------------------------------------------------------------------------------------------------
Broker/Dealers through which Fund       Daily access to the relevant        Contractual and Ethical
purchases and sells portfolio           purchase and/or sale - no
securities                              broker/dealer has access to the
                                        Fund's entire portfolio
----------------------------------------------------------------------------------------------------------

            The Board of Trustees has determined that the Fund and its shareholders are adequately protected by these restrictions on use in those instances listed above including those where contractual obligations between the Fund and the party do not exist.

      o The Chief Compliance Officer has been given the authority by the Board of Trustees to approve other arrangements, not described herein, under which information relating to portfolio securities held by the Fund, or purchased or sold by the Fund (other than information contained in Official Reports), is disclosed to any shareholder or other persons. The Chief Compliance Officer shall approve such an arrangement only if he concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Fund and is unlikely to affect adversely the Fund or any shareholder of the Fund and is subject to a confidentiality agreement and prohibition on trading. The Chief Compliance Officer shall inform the Board of Trustees of any such arrangements that are approved, and the rationale supporting approval.

      o Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to portfolio securities held, purchased or sold by the Fund.

                                    CUSTODIAN

      U.S. Bank, 425 Walnut Street, Cincinnati, Ohio 45202, is custodian of the Fund's investments. The custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

                                  FUND SERVICES

      The Fund's transfer agent, Ultimus Fund Solutions, LLC ("Ultimus"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchase and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For its services as transfer agent, Ultimus receives from the Fund a fee payable monthly at an annual rate of $24 per account, provided, however, that the minimum fee is $1,500 per month with respect to each class of shares. In addition, the Fund reimburses Ultimus for out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communications lines.

      Ultimus also provides accounting and pricing services to the Fund. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable Ultimus to perform its duties, the Fund pays Ultimus a base fee of $2,500 per month plus an asset-based fee at the annual rate of .01% of the Fund's average daily net assets up to $500 million and .005% of such assets over $500 million. Ultimus also provides accounting and pricing services to the Fund. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable Ultimus to perform its duties, the Fund pays Ultimus a base fee of $2,500 per month plus an asset-based fee at the annual rate of .01% of the Fund's average daily net assets up to $500 million and .005% of such assets over $500 million. In addition, the Fund reimburses Ultimus for all costs of external pricing services.

      Ultimus also provides administrative services to the Fund. In this capacity, Ultimus supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. Ultimus supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the SEC and state securities commissions, and materials for meeting of the Board of Trustees. For the performance of these administrative services, the Fund pays Ultimus a fee at the annual rate of .10% of the average value of its daily net assets up to $500 million, .075% of such assets from $500 million to $1 billion and .05% of such assets in excess of $1 billion; provided, however, that the minimum fee is $2,000 per month.

      During the fiscal period ended November 30, 2006, Ultimus received fees of $22,683 from the Fund in its capacity as administrator, $27,904 in its capacity as fund accountant, and $14,750 in its capacity as transfer agent.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The firm of Briggs, Bunting & Dougherty, LLP, Two Penn Center Plaza, Suite 820, Philadelphia, Pennsylvania 19102, has been selected as the Fund's independent registered public accounting firm for the fiscal year ending November 30, 2007. Briggs, Bunting & Dougherty, LLP performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.

                                  LEGAL COUNSEL

      The firm of Thompson & Coburn LLP, One US Bank Plaza, St. Louis, Missouri, 63101 has been selected as legal counsel for the Trust.

                                   DISTRIBUTOR

      Bainbridge Securities Inc. (the "Distributor"), 301 Oxford Valley Road, Suite 801B, Yardley, Pennsylvania 19067, serves as principal underwriter for the Fund pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment.

                              FINANCIAL STATEMENTS

      The financial statements of the Fund, which have been audited by Briggs, Bunting & Dougherty, LLP, are incorporated herein by reference to the annual report of the Fund dated November 30, 2006.

                                                                      APPENDIX A

                         CHURCH CAPITAL INVESTMENT TRUST

                       PROXY VOTING POLICY AND PROCEDURES

The Board of Trustees of Church Capital Investment Trust (the "Trust") has determined that it is in the best interests of the Trust and its respective series (each, a "Fund" and collectively, the "Funds") for the Trust to adopt the following policy and procedures with respect to voting proxies relating to portfolio securities held by certain of the Funds.

POLICY

It is the policy of the Trust to delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to Church Capital Management, LLC (the "Adviser") as a part of the Adviser's general management of the Funds' portfolios, subject to the Board's continuing oversight. The Board of Trustees of the Trust (the "Board") hereby delegates such responsibility to the Adviser, and directs the Adviser to vote proxies relating to portfolio securities held by each Fund consistent with the duties and procedures set forth below. The Adviser may retain one or more vendors to review, monitor and recommend how to vote proxies in a manner consistent with the duties and procedures set forth below, to ensure that such proxies are voted on a timely basis and to provide reporting and/or record retention services in connection with proxy voting for the Funds.

FIDUCIARY DUTY

The right to vote a proxy with respect to portfolio securities held by a Fund is an asset of such Fund. The Adviser, to which authority to vote on behalf of the Funds is delegated, acts as a fiduciary of the Funds and must vote proxies in a manner consistent with the best interest of the Funds and their shareholders. In discharging this fiduciary duty, the Adviser must maintain and adhere to its policies and procedures for addressing conflicts of interest and must vote proxies in a manner substantially consistent with its policies, procedures and guidelines, as presented to the Board.

PROCEDURES

The following are the procedures adopted by the Board for the administration of this policy:

      REVIEW OF ADVISER PROXY VOTING PROCEDURES. The Adviser shall present to the Board its policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any policies and procedures.

      VOTING RECORD REPORTING. The Adviser shall provide the voting record information necessary for the completion and filing of Form N-PX to the Trust at least annually. Such voting record information shall be in a form acceptable to the Trust and shall be provided at such time(s) as are required for the timely filing of Form N-PX and at such additional time(s) as the Trust and the Adviser may agree to from time to time. With respect to those proxies that the Adviser has identified as involving a conflict of interest(1), the Adviser shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

      RECORD RETENTION. The Adviser shall maintain such records with respect to the voting of proxies as may be required by the Investment Advisers Act of 1940 and the rules promulgated thereunder or by the Investment Company Act of 1940 and the rules promulgated thereunder.

      D. CONFLICTS OF INTEREST. Any actual or potential conflicts of interest between a Fund's principal underwriter or Adviser and the applicable Fund's shareholders arising from the proxy voting process will be addressed by the Adviser and the Adviser's application of its proxy voting procedures pursuant to the delegation of proxy voting responsibilities to the Adviser. In the event that the Adviser notifies the officer(s) of the Trust that a conflict of interest cannot be resolved under the Adviser's Proxy Voting Procedures, such officer(s) are responsible for notifying the Audit Committee of the Trust of the irreconcilable conflict of interest and assisting the Audit Committee with any actions it determines are necessary.

REVOCATION

The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

ANNUAL FILING

The Trust shall file an annual report of each proxy voted with respect to portfolio securities of the Funds during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.(2)

DISCLOSURES

      The Trust shall include in its registration statement:

            A description of this policy and of the policies and procedures used by the Adviser to determine how to vote proxies relating to portfolio securities; and

            A statement disclosing that information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trust's toll-free telephone number; or through a specified Internet address; or both; and on the

------------------------------
(1) As it is used in this document, the term "conflict of interest" refers to a situation in which the principal underwriter, Adviser or affiliated persons of the principal underwriter or Adviser have an interest in a matter presented by a proxy other than the obligation it incurs as a service provider to the Funds which could potentially compromise the principal underwriter's or Adviser's independence of judgment and action with respect to the voting of the proxy.

(2) The Trust must file its first report on Form N-PX not later than August 31, 2006, for the period beginning with each Fund's inception date and ending June 30, 2006.

            Securities and Exchange Commission's (the "SEC") website.

      The Trust shall include in its annual and semi-annual reports to shareholders:

            A statement disclosing that a description of the policies and procedures used by or on behalf of the Trust to determine how to vote proxies relating to portfolio securities of the Funds is available without charge, upon request, by calling the Trust's toll-free telephone number; through a specified Internet address, if applicable; and on the SEC's website; and

            A statement disclosing that information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trust's toll-free telephone number; or through a specified Internet address; or both; and on the SEC's website.

REVIEW OF POLICY

The Board shall review this policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

                         CHURCH CAPITAL MANAGEMENT, LLC

                               PROXY VOTING POLICY

      Church Capital Management, LLC ("Adviser") is registered with the Securities Exchange Commission ("SEC") as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"). Adviser typically manages discretionary and non-discretionary accounts and, solely with respect to discretionary accounts, Adviser will vote proxies it receives related to securities held in those accounts. Consistent with its fiduciary duties and pursuant to Rule 206(4)-6 under the Advisers Act, Adviser has designed this proxy voting policy (the "Policy") to reflect its commitment to vote all proxies in a manner consistent with the best interests of its clients. Adviser, consistent with its duty of care, will monitor corporate actions for those issuers whose securities Adviser will be called upon to vote. Consistent with its duty of loyalty, Adviser will, in all cases, vote to promote its clients' best interests. In determining how to vote proxies, Adviser will not subordinate the economic interest of its clients to its own interests or to that of any other entity or interested party.

                           I. KEY PROXY VOTING ISSUES

      Adviser believes that all votes should be reviewed on a company-by-company basis and each issue should be considered in the context of the company under review, and subject to an analysis of the economic impact such issue may have on the client's stated investment objectives. Adviser will give great weight to the views of management only when the issues involved will not have a negative impact on the clients' values. In all other cases, Adviser will engage in an independent analysis of the impact that the proposed action will have on shareholder values.

1.    BOARD OF DIRECTORS

      Electing directors is one of the most important rights of stock ownership that company shareholders can exercise. Adviser believes that company directors should act in the long-term interests of the company's shareholders and the company as a whole. Generally, Adviser will vote in favor of director nominees that have expressed and/or demonstrated a commitment to the interest of the company's shareholders. Adviser will consider the following factors in deciding how to vote proxies relating to director elections:

      o In re-electing incumbent directors, the long-term performance of the company relative to its peers - Adviser will not vote to re-elect a board if the company has had consistent poor performance relative to its peers in the industry unless the advisory representative voting the proxy believes that the board has demonstrated that it is taking or proposes to take measures designed to improve the company's poor performance.

      o Whether the slate of director nominees promotes a majority of independent directors on the full board - Adviser believes that it is in the best interest of all company shareholders to have, as a majority, directors that are independent of management.

      o     Existence of any prior SEC violations and/or other criminal offenses
            - Adviser will not vote in favor of a director nominee that, to Adviser's actual knowledge, is the subject of SEC or other criminal enforcement actions.

      Adviser believes that it is in the shareholders' best interests to have bright and experienced directors serving on a company's board. To this end, Adviser believes that companies should be allowed to establish director compensation packages that attract and retain desirable directors. Adviser will consider whether proposals relating to director compensation are reasonable in relation to the company's performance and resources. Adviser will vote in favor of proposals that seek to impose reasonable limits on director compensation.

      In all other issues that may arise relating to the board of directors, Adviser will vote against all proposals that benefit directors at the expense of shareholders, and in favor of all proposals that do not unreasonably abrogate the rights of shareholders.

2.    CORPORATE GOVERNANCE

      Corporate governance issues may include, but are not limited to, the following: (i) corporate defenses, (ii) corporate restructuring proposals, (iii) proposals affecting the capital structure of a company, (iv) proposals regarding executive compensation, or (v) proposals regarding the independent auditors of the company.

      i. CORPORATE DEFENSES. Although Adviser will review each proposal on a case-by-case basis, Adviser will generally vote against management proposals that (a) seek to insulate management from all threats of change in control, (b) provide the board with veto power against all takeover bids, (c) allow management or the board of the company to buy shares from particular shareholders at a premium at the expense of the majority of shareholders, or (d) allow management to increase or decrease the size of the board at its own discretion. Adviser will only vote in favor of those proposals that do not unreasonably discriminate against a majority of shareholders, or greatly alter the balance of power between shareholders, on one side, and management and the board, on the other.

      ii. CORPORATE RESTRUCTURING. These may include mergers and acquisitions, spin-offs, asset sales, leveraged buy-outs and/or liquidations. In determining the vote on these types of proposals, Adviser will consider the following factors: (a) whether the proposed action represents the best means of enhancing shareholder values, (b) whether the company's long-term prospects will be positively affected by the proposal, (c) how the proposed action will impact corporate governance and/or shareholder rights, (d) how the proposed deal was negotiated, (e) whether all shareholders receive equal/fair treatment under the terms of the proposed action, and/or (f) whether shareholders could realize greater value through alternative means.

      iii. CAPITAL STRUCTURE. Proposals affecting the capital structure of a company may have significant impact on shareholder value, particularly when they involve the issuance of additional stock. As such, Adviser will vote in favor of proposals to increase the authorized or outstanding stock of the company only when management provides persuasive business justification for the increase, such as to fund acquisitions, recapitalization or debt restructuring. Adviser will vote against proposals that unreasonably dilute shareholder value or create classes of stock with unequal voting rights if, over time, such action may lead to a concentration of voting power in the hands of few insiders.

      iv. EXECUTIVE COMPENSATION. Adviser believes executives should be compensated at a reasonable rate and that companies should be free to offer attractive compensation packages that encourage high performance in executives because, over time, it will increase shareholder values. Adviser also believes however, that executive compensation should, to some extent, be tied to the performance of the company. Therefore, Adviser will vote in favor of proposals that provide challenging performance objectives to company executives, and which serve to motivate executives to better performance. Adviser will vote against all proposals that offer unreasonable benefits to executives whose past performance has been less than satisfactory.

            Adviser will vote against shareholder proposals that summarily restrict executive compensation without regard to the company's performance, and in favor of shareholder proposals that seek additional disclosures on executive compensation.

      v. INDEPENDENT AUDITORS. The engagement, retention and termination of a company's independent auditors must be approved by the company's audit committee, which typically includes only those independent directors who are not affiliated with or compensated by the company, except for directors' fees. In reliance on the audit committee's recommendation, Adviser generally will vote to ratify the employment or retention of a company's independent auditors unless Adviser is aware that the auditor is not independent or that the auditor has, in the past, rendered an opinion that was neither accurate nor indicative of the company's financial position.

3.    SHAREHOLDER RIGHTS

      State law provides shareholders of a company with various rights, including, but not limited to, cumulative voting, appraisal rights, the ability to call special meetings, the ability to vote by written consent and the ability to amend the charter or bylaws of the company. Adviser will analyze all proposals relating to shareholder rights and will vote against proposals that seek to eliminate existing shareholder rights or restrict the ability of shareholders to act in a reasonable manner to protect their interest in the company. Adviser will vote in favor of proposals that best represent the interests of Adviser's clients.

4.    SOCIAL AND ENVIRONMENTAL ISSUES

      In determining how to vote proxies in this category, Adviser will consider the following factors:

      o Whether the proposal creates a stated position that could affect the company's reputation and/or operations, or leave it vulnerable to boycotts and other negative consumer responses;

      o The percentage of assets of the company that will be devoted to implementing the proposal;

      o Whether the issue is more properly dealt with through other means, such as through governmental action;

      o Whether the company has already dealt with the issue in some other appropriate way; and

      o     What other companies have done in response to the issue.

      While Adviser generally supports shareholder proposals that seek to create good corporate citizenship, Adviser will vote against proposals that would tie up a large percentage of the assets of the company. Adviser believes that such proposals are inconsistent with its duty to seek value for its clients. Adviser will also evaluate all proposals seeking to bring to an end certain corporate actions to determine whether the proposals adversely affect the ability of the company to remain profitable. Adviser will vote in favor of proposals that enhance or do not negatively impact long-term shareholder values.

                           II. PROXY VOTING PROCEDURES

1.    DESIGNATION OF PROXY VOTING OFFICER

      Adviser hereby appoints Jacob Saumure, Senior Vice President, as Proxy Voting Officer. Mr. Saumure will be responsible for consideration of proxy voting. Mr. Saumure shall take all reasonable efforts to monitor corporate actions, obtain all information sufficient to allow an informed vote on the matter and ensure that all proxy votes are cast in a timely fashion and in a manner consistent with this Policy.

2.    CONFLICT OF INTEREST TRANSACTIONS

      The Proxy Voting Officer is responsible for identifying all proxy solicitations which, in his reasonable belief, present a conflict between the interests of the clients on one hand, and those of the Adviser or any of its affiliated persons/entities (each, an "Advisory Entity"). Conflicts of interest include, but are not limited to, situations where:

      o an Advisory Entity has a business or personal relationship with the participant of a proxy contest such as members of the issuers management or the soliciting shareholder(s);

      o     an  Advisory  Entity  provides  advisory,  brokerage,  underwriting,
            insurance  or  banking  or  other   services  to  the  issuer  whose
            management is soliciting proxies;

      o an Advisory Entity has a personal or business relationship with a candidate for directorship; or

      o an Advisory Entity manages a pension plan or administers an employee benefit plan, or intends to pursue an opportunity to do so.

      The Proxy Voting Officer will abstain from voting any proxies which present a conflict of interest. One such conflict involves voting proxies of Sterling Financial Corporation, the Adviser's parent company. The Proxy Voting Officer or Portfolio Manager will contact any client who holds a security in which a conflict of interest has been identified, explain the nature of the conflict of interest and forward the proxy voting materials to the client.

      If the advisory client is a mutual fund, the Proxy Voting Officer shall present the information on the potential conflict of interest as outlined above to the Fund's Chief Compliance Officer. The Chief Compliance Officer will report the conflict to the Board of Trustees of the fund and shall request guidance from the Board on how to vote the proxy. In such cases, the Proxy Voting Officer shall to vote in accordance with the direction of the Board of Trustees.

3.    RESPONDING TO CLIENT REQUESTS FOR PROXY VOTING DISCLOSURE

      Adviser  will include a brief  description  of this Policy in its Form ADV
Part II and deliver such form in accordance with the requirements of the Advisers Act. Adviser will also include a notice in the Form ADV Part II, notifying clients that a copy of this Policy, as well as a record of how Adviser voted proxies related to that particular client's account is available, without charge, to any client that wishes review such information. Such requests will be required to be made in writing to Adviser at its business address. Each portfolio manager shall respond to all client requests for records within three business days of such request by first-class mail or other means designed to ensure prompt delivery.

                               III. RECORD KEEPING

      In connection with this Policy, the Adviser shall maintain a record of the following:

      o copies of all proxies solicitations received by Adviser (the Principal may rely on the SEC's EDGAR database to obtain electronic copies of proxies filed with the SEC);

      o copies, if any, of all waiver requests submitted to the Board and the Board's final determination relating thereto;

      o     copies, if any, of all documents  submitted to the Board relating to
            conflict   of   interest   transactions   and  the   Board's   final
            determination relating thereto;

      o copies of any other documents created or used by the Proxy Voting Officer in determining how to vote the proxy;

      o     copies of all votes cast;

      o copies of all client requests for Adviser's proxy voting record and responses thereto.

      For proxies voted on behalf of Church Capital Investment Trust, the Adviser will enter into an electronic Proxy Voting database the following information:

      o     the name of the company soliciting the proxy;

      o     a list of proposals to be voted upon;

      o     the vote cast on each proposal;

      o     a brief explanation of whether each vote conforms to this Policy;

      o a list of clients that have requested information on proxies voted for their accounts, the date of such request and the date the response was forwarded to the client; and

      o a brief description of any waiver request submitted to the Board or abstention approved by the Proxy Voting Officer.

      All records required to be maintained under this Policy shall be maintained in the manner and for such period as is consistent with other records required to be maintained by Adviser pursuant to Rule 204-2 of the Advisers Act.

                         CHURCH CAPITAL INVESTMENT TRUST

                        CHURCH CAPITAL MONEY MARKET FUND

                       STATEMENT OF ADDITIONAL INFORMATION
    April 1, 2007; Revised August 31, 2007; Further Revised January 14, 2008

      This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of the Church Capital Money Market Fund dated April 1, 2007. This SAI incorporates by reference the Fund's Prospectus dated April 1, 2007. You may obtain a free copy by writing to Church Capital Investment Trust at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, by visiting www.churchcapital.com, or by calling 1-877-742-8061.

TABLE OF CONTENTS                                                           PAGE
--------------------------------------------------------------------------------

DESCRIPTION OF THE TRUST AND THE FUND..........................................2

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK
       CONSIDERATIONS..........................................................2

INVESTMENT LIMITATIONS.........................................................9

THE INVESTMENT ADVISER........................................................11

TRUSTEES AND OFFICERS.........................................................12

PRINCIPAL SHAREHOLDERS........................................................15

PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................16

DETERMINATION OF NET ASSET VALUE..............................................18

CALCULATION OF PERFORMANCE DATA...............................................19

REDEMPTIONS IN-KIND...........................................................19

ADDITIONAL TAX INFORMATION....................................................20

DISCLOSURE OF PORTFOLIO HOLDINGS..............................................22

CUSTODIAN.....................................................................24

FUND SERVICES.................................................................24

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.................................25

LEGAL COUNSEL.................................................................25

DISTRIBUTOR...................................................................25

FINANCIAL STATEMENTS..........................................................26

APPENDIX A--RATINGS OF INVESTMENT SECURITIES..................................27

                      DESCRIPTION OF THE TRUST AND THE FUND

      Church Capital Investment Trust (the "Trust") is an open-end investment company established as a business trust under the laws of Ohio by an Agreement and Declaration of Trust dated April 6, 2005 (the "Trust Agreement"). The Trust currently offers two series of shares to investors, the Church Capital Money Market Fund (the "Fund"), which is included in this SAI, and Church Capital Value Trust, which is in a separate SAI. The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. For information on Church Capital Value Trust, please call 1-877-742-8061, or visit WWW.CHURCHCAPITAL.COM.

      The investment adviser to the Fund is Church Capital Management, LLC (referred to hereafter as the "Adviser" or "Church Capital"). More information on Church Capital is contained in the section "The Investment Adviser."

      The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund's transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

      For information concerning the purchase and redemption of shares of the Fund, see "How to Buy Shares" and "How to Redeem Shares" in the Fund's Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "Determination of Net Asset Value" in Fund's Prospectus and this SAI.

             ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK
                                 CONSIDERATIONS

      The Fund operates as money market fund and seeks to comply with the requirements of Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), as that Rule may be amended from time to time. The Rule's key provisions govern the maturity, quality and diversification of its investments. For example, with respect to maturity, Rule 2a-7 currently requires money market funds to limit their investments to securities with remaining maturities of 397 days or less and maintain a dollar-weighted average maturity of 90 days or less, both calculated as described in the Rule. In addition, money market funds may only invest in high quality securities. The Fund is also subject to strict diversification requirements under Rule 2a-7.

      The following investment strategies, securities, risks and limitations supplement those set forth in the prospectus and may be changed without shareholder approval unless otherwise noted. Also, policies and limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard, shall be measured immediately after and as a result of the Fund's acquisition of such security or asset unless otherwise noted. Additionally, for purposes of calculating any restriction, an issuer shall be the entity deemed to be ultimately responsible for payments of interest and principal on the security pursuant to Rule 2a-7 under the 1940 Act unless otherwise noted.

FUND INVESTMENTS AND ASSOCIATED RISKS

ASSET-BACKED SECURITIES - Asset-backed securities are securities that are backed by the loans or accounts receivables of an entity, such as a bank or credit card company. These securities are obligations which the issuer intends to repay using the assets backing them (once collected). Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. The rate of principal payments on asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision, and actual yield to maturity may be more or less than the anticipated yield to maturity.

Sometimes the credit quality of these securities is limited to the support provided by the underlying assets, but, in other cases, additional credit support also may be provided by a third party via a letter of credit or insurance guarantee. Such credit support falls into two classes: liquidity protection and protection against ultimate default on the underlying assets.

Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches.

The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security.

Based on the primary characteristics of the various types of asset-backed securities, for purposes of the Fund's industry concentration policy, the following asset-backed securities industries have been selected: credit card receivables, automobile receivables, trade receivables and diversified financial assets. The Fund will limit its investments in each such industry to less than 25% of its total assets.

BANKERS' ACCEPTANCES - Bankers' Acceptances are credit instruments evidencing a bank's obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. The Fund will invest only in bankers' acceptances of banks that have capital, surplus and undivided profits in excess of $100 million. The Adviser will be responsible for monitoring compliance with this requirement.

BORROWING - The Fund is permitted to borrow to meet redemption requests rather than sell portfolio securities to raise the necessary cash. When the Fund borrows, it is subject to interest costs, which may exceed the interest received on the securities held in the Fund's portfolio or purchased with the borrowed funds. Borrowing can involve leveraging when securities are purchased with the borrowed money. If leveraging is used the Fund will segregate assets to cover such borrowings in accordance with positions of the Securities and Exchange Commission (the "SEC").

CERTIFICATES OF DEPOSIT - Certificates of deposit are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. The Fund will invest only in certificates of deposit, including time deposits, of banks that have capital, surplus and undivided profits in excess of $100 million. The Adviser will be responsible for monitoring compliance with this requirement.

COMMERCIAL PAPER - Commercial paper consists of short-term, promissory notes issued by banks, corporations and other entities to finance short-term credit needs. These securities generally are discounted but sometimes may be interest bearing. Commercial paper is typically unsecured, and is therefore subject to credit risk.

INDUSTRY CONCENTRATION - This occurs when a fund invests a substantial amount of assets in a particular industry or group of industries. Concentration increases investment exposure to the industry. The Fund will limit its investments in securities issued by foreign banks in the aggregate to less than 25% of its total assets. However, the Fund reserves the freedom of action to invest up to 100% of its assets in certificates of deposit or bankers' acceptances issued by domestic branches of U.S. banks and U.S. branches of foreign banks (which the Fund has determined to be subject to the same regulation as U.S. banks).

CREDIT AND LIQUIDITY SUPPORTS - Credit supports include letters of credit, insurance and guarantees provided by foreign and domestic entities. Liquidity supports include puts, demand features, and lines of credit. Most of these arrangements move the credit risk of an investment from the issuer of the security to the support provider. Changes in the credit quality of a support provider could cause losses to the Fund.

DEBT SECURITIES - These are obligations issued by domestic and foreign entities, including governments and corporations, in order to raise money. These securities normally require the issuer to pay a fixed, variable or floating rate of interest on the amount of money borrowed (the "principal") until it is paid back upon maturity.

Debt securities experience price changes when interest rates change. For example, when interest rates fall, the prices of debt securities generally rise. Issuers tend to pre-pay their outstanding debts and issue new ones paying lower interest rates. Conversely, in a rising interest rate environment, prepayment on outstanding debt securities generally will not occur. This is known as extension risk and may cause the value of debt securities to depreciate as a result of the higher market interest rates. Typically, longer-maturity securities react to interest rate changes more severely than shorter-term securities (all things being equal), but generally offer greater rates of interest. Debt securities also are subject to the risk that the issuers will not make timely interest and/or principal payments or fail to make them at all.

DELAYED-DELIVERY TRANSACTIONS - These transactions involve a commitment to buy or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. When purchasing securities on a delayed-delivery basis, the Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Typically, no interest will accrue to the Fund until the security is delivered. The Fund will segregate appropriate liquid assets to cover its delayed-delivery purchase obligations.

When the Fund sells a security on a delayed-delivery basis, the Fund does not participate in further gains or losses with respect to that security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could suffer losses.

DIVERSIFICATION - Diversification refers to the principle in investing that by holding a wide range of securities you are thereby spreading and reducing the risks of investment. The Fund is a diversified mutual fund as defined by the SEC regulations. The Fund also follows the regulations set forth by the SEC that dictate the diversification requirements for money market mutual funds, as such regulations may be amended or interpreted from time to time.

FOREIGN SECURITIES - Foreign securities involve additional risks because they are issued by foreign entities, including foreign governments, banks and corporations or because they are traded principally overseas. Credit and liquidity supports also may be provided by foreign entities. Foreign securities in which the Fund may invest include foreign entities that are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities. Foreign economic, political and legal developments could have more dramatic effects on the value of foreign securities. For example, conditions within and around foreign countries, such as the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, change of government or war could affect the value of foreign investments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Foreign securities typically have less volume and are generally less liquid and more volatile than securities of U.S. companies. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed companies than in the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. There may be difficulties in obtaining or enforcing judgments against foreign issuers as well. These factors and others may increase the risks with respect to the liquidity of the Fund, and its ability to meet a large number of shareholder redemption requests.

Foreign markets also have different clearance and settlement procedures and, in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Losses to the Fund arising out of the inability to fulfill a contract to sell such securities also could result in potential liability for the Fund.

ILLIQUID SECURITIES - Illiquid securities are generally any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the Fund has valued the instruments. The Fund will not invest more than 10% of the value of its net assets in illiquid or restricted securities. The liquidity of the Fund's investments is monitored under the supervision and direction of the Board of Trustees. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.

LENDING -The Fund may engage in security lending arrangements for the primary objective of increasing its income. For example, the Fund may receive cash collateral and it may invest in short-term, interest-bearing obligations, but will do so only to the extent that it will not lose the tax treatment available to regulated investment companies. Lending portfolio securities involves risks that the borrower may fail to return the securities or provide additional collateral. Also, voting rights with respect to the loaned securities may pass with the lending of the securities.

The Fund may lend portfolio securities to qualified broker-dealers or other institutional investors provided that: (1) the loan is secured continuously by collateral consisting of U.S. government securities, letters of credit, cash or cash equivalents or other appropriate instruments maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and obtain the return of the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the Fund, including collateral received from the loan (at market value computed at the time of the loan).

PROMISSORY NOTES - Promissory notes are written agreements committing the maker or issuer to pay the payee a specified amount either on demand or at a fixed date in the future, with or without interest. These are sometimes called negotiable notes or instruments and are subject to credit risk. Bank notes are notes used to represent obligations issued by banks in large denominations.

PUTS OR DEMAND FEATURES - Puts and demand features are agreements that allow the buyer of the put to sell a security at a specified price and time to the seller or "put provider." When the Fund buys a security with a put feature, losses could occur if the put provider does not perform as agreed. Standby commitments are types of puts.

QUALITY OF INVESTMENTS -The Fund follows regulations set forth by the SEC that dictate the quality requirements for money market mutual funds, as such regulations may be amended or interpreted from time to time. These regulations require the Fund to invest exclusively in high-quality securities. Generally, high-quality securities are securities that are determined by the investment adviser to present minimal credit risks and are rated in one of the two highest rating categories by two nationally recognized statistical rating organizations ("NRSROs"), or by one if only one NRSRO has rated the securities, or, if unrated, determined to be of comparable quality by the investment adviser pursuant to guidelines adopted by the Board of Trustees. High-quality securities may be "first tier" or "second tier" securities. First tier securities may be rated within the highest category or determined to be of comparable quality by the investment adviser. Money market fund shares and U.S. government securities also are first tier securities. Second tier securities generally are rated within the second-highest category.

Should a security's high-quality rating change after purchase by the Fund, the Adviser would take such action, including no action, as determined to be in the best interest of the Fund and as required by Rule 2a-7. For more information about the ratings assigned by some NRSROs, refer to Appendix A of this SAI.

REPURCHASE AGREEMENTS - Repurchase agreements are agreements that involve the Fund buying securities (usually U.S. government securities) from a seller and simultaneously agreeing to sell them back at an agreed-upon price (usually higher) and time. There are risks that losses will result if the seller does not perform as agreed. Repurchase agreements will be "collateralized" by first tier securities in which the Fund could invest directly. In addition, under certain circumstances, repurchase agreements that are fully collateralized by U.S. government securities may be deemed, for purposes of meeting the diversification and credit quality requirements of Rule 2a-7, to be investments in U.S. government securities.

RESTRICTED SECURITIES - Restricted securities are securities that are subject to legal restrictions on their sale. For example, tender option bonds, commercial paper and other promissory notes may be issued under Section 4(2) of the Securities Act of 1933 and may be sold only to qualified institutional buyers, such as the Fund, under Securities Act Rule 144A.

Restricted securities may be deemed to be either liquid or illiquid. In order to be deemed liquid, the Fund must be able to dispose of the security in the ordinary course of business at approximately the amount the Fund has valued the security. In addition, the Adviser must determine that an institutional or other market exists for these securities. In making this determination, the Adviser may take into account any liquidity support associated with the security. It is not possible to predict with assurance whether the market for any restricted security will continue. Therefore, the Adviser monitors the Fund's investments in these securities, focusing on factors, such as valuation, liquidity and availability of information. To the extent the Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the Fund's portfolio may increase if buyers in that market become unwilling to purchase the securities.

REVERSE REPURCHASE AGREEMENTS - A reverse repurchase agreement requires the Fund to sell a security in exchange for cash and then enter into an agreement to repurchase the security at a specified future date and price. The Fund generally would retain the right to interest and principal payments on the security. If the Fund uses the cash it obtains to invest in other securities, this may be considered a form of leverage and may expose the Fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the Fund's portfolio securities. Reverse repurchase agreements are also considered a form of borrowing.

SECURITIES OF OTHER INVESTMENT COMPANIES - The risks of investing in a particular investment company will generally reflect the risks of the securities in which it invests and the investment techniques it employs. Because investment companies employ investment advisers and other service providers, investments by the Fund into another investment company will cause shareholders to pay duplicative fees and incur expenses.

The Fund may invest in shares of money market funds and other open-end investment companies subject to limits imposed by the 1940 Act. The Fund may invest any percentage of its assets in another investment company if immediately after such purchase not more than 3% of the total outstanding shares of such underlying investment company is owned by the Fund and all affiliated persons of the Fund. The Fund will incur additional expense due to duplication of expenses to the extent it invests in securities of other investment companies.

STRIPPED  SECURITIES  - Stripped  securities  are  securities  whose  income and principal components are detached and sold separately. While the risks associated with stripped securities are similar to other money market securities, stripped securities are subject to greater volatility than other money market instruments. U.S. Treasury securities that have been stripped by the Federal Reserve Bank are obligations of the U.S. Treasury.

U.S. GOVERNMENT SECURITIES - Many of the U.S. government securities that the Fund may invest in are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. Securities such as those issued by Fannie Mae, Freddie Mac, the Student Loan Marketing Association (SLMA or Sallie Mae) and the Federal Home Loan Bank (FHLB) are supported by limited lines of credit their issuers maintain with the U.S. Treasury. Others, such as obligations issued by the Federal Farm Credit Banks Funding Corporation (FFCB), are supported solely by the credit of the issuer. There can be no assurance that the U.S. government will provide financial support to securities of its agencies and instrumentalities if it is not obligated to do so under law. Also, any government guarantees on securities that the Fund owns do not extend to shares of the Fund itself. Although the risk of default with U.S. government securities is considered unlikely, any default on the part of a Fund holding could cause the Fund's share price or yield to fall.

U.S. TREASURY SECURITIES - Obligations of the U.S. Treasury include bills, notes and bonds. U.S. Treasury securities are backed by the full faith and credit of the United States government.

VARIABLE AND FLOATING RATE DEBT SECURITIES - Variable and floating rate debt securities pay an interest rate, which is adjusted either periodically or at specific intervals or which floats continuously according to a formula or benchmark. Although these structures generally are intended to minimize the fluctuations in value that occur when interest rates rise and fall, some structures may be linked to a benchmark in such a way as to cause greater volatility to the security's value.

Some variable rate securities may be combined with a put or demand feature (variable rate demand securities) that entitles the holder to the right to demand repayment in full or to resell at a specific price and/or time. While the demand feature is intended to reduce credit risks, it is not always unconditional, and may make the securities more difficult to sell quickly without losses. There are risks involved with these securities because there may be no active secondary market for a particular variable rate demand security purchased by the Fund. In addition, the Fund may exercise only its demand rights at certain times. The Fund could suffer losses in the event that the issuer defaults on its obligation.

Synthetic variable or floating rate securities include tender option bond receipts. Tender option bond receipts are derived from fixed-rate municipal bonds that are placed in a trust from which two classes of trust receipts are issued. These receipts represent proportionate interests in the underlying bonds. Interest payments are made on the bonds based upon a predetermined rate. Under certain circumstances, the holder of a trust receipt also may participate in any gain or loss on the sale of such bonds. Tender option bond trust receipts generally are structured as private placements and, accordingly, may be deemed to be restricted securities for purposes of the Fund's investment limitations.

                             INVESTMENT LIMITATIONS

      FUNDAMENTAL. The investment limitations described below have been adopted by the Trust with respect to the Fund and are "fundamental," I.E., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund.

      1. BORROWING MONEY. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

      2. SENIOR SECURITIES. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff.

      3. UNDERWRITING. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

      4. REAL ESTATE. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

      5. COMMODITIES. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

      6. LOANS. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities.

      7. CONCENTRATION. The Fund will not invest more than 25% or more of its total assets in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

      With respect to the percentages adopted by the Trust as maximum limitations on the Fund's investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above nor does it apply to the non-fundamental policy regarding illiquid securities set forth in paragraph 5 below. With regards to the Fund's borrowing policy, if at anytime the Fund's borrowings exceed the 300% asset coverage requirement, the Fund will reduce its borrowings to meet such requirement within 3 days (not including Sundays and holidays) of such occurrence.

      NON-FUNDAMENTAL. The following limitations have been adopted by the Trust with respect to the Fund and are "non-fundamental," I.E., they may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy.

      1. PLEDGING. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation. The Fund will not mortgage, pledge, or hypothecate more than 15% of its net assets.

      2. LEVERAGE. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

      3. MARGIN PURCHASES. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

      4. OPTIONS. The Fund will not purchase or sell puts, calls, options or straddles, except as described in the Fund's Prospectus or in this SAI.

      5. ILLIQUID INVESTMENTS. The Fund will not invest more than 10% of its net assets in illiquid securities.

                             THE INVESTMENT ADVISER

      The Fund's investment adviser is Church Capital Management, LLC, 301 Oxford Valley Road, Suite 801B, Yardley, Pennsylvania 19067. Church Capital is a wholly-owned subsidiary of Sterling Financial Corporation, a publicly traded company. Church Capital and the Fund's distributor, Bainbridge Securities Inc. (the "Distributor"), are affiliated companies, both subsidiaries of Sterling Financial Corporation.

      Under the terms of the Advisory Agreement between the Trust and the Adviser, the Adviser provides a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Fund. The Adviser determines what securities and other investments will be purchased, retained or sold by the Fund, and does so in accordance with the investment objective and policies of the Fund as described herein and in the Prospectus. The Adviser places all securities orders for the Fund, determining with which broker, dealer, or issuer to place the orders. The Adviser must adhere to the brokerage policies of the Fund in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions. As compensation for its management services, the Fund pays the Adviser a fee computed daily and paid monthly at an annual rate of 0.50% of the average daily net assets of the Fund.

      The Adviser has contractually agreed to reduce a portion of its advisory fees or to reimburse certain ordinary operating expenses to the extent necessary so that the Fund's ordinary operating expenses do not exceed an amount equal to 0.66% annually of its average net assets. This Expense Limitation Agreement remains in effect for a period of three years from the beginning of the Fund's operations. Any fee reductions or expense reimbursements by the Adviser are subject to repayment by the Fund provided that the Fund is able to effect such repayment and remain in compliance with the undertaking by the Adviser to limit expenses of the Fund, and provided further that the expenses which are the subject of the repayment were incurred within three years of such repayment. The Adviser's ability to recover fee reductions or expense reimbursements under the terms of the Expense Limitation Agreement terminates upon the termination of the Advisory Agreement with the Trust. In addition, the Board of Trustees has reserved the right to terminate the Expense Limitation Agreement at any time, upon 60 days advance written notice. If the Board of Trustees terminates the Agreement, the Adviser has no right or claim to recover any fee reductions and expense reimbursements that have not been previously reimbursed.

      During the fiscal period ended November 30, 2006, the Fund accrued advisory fees of $199,716, of which $92,622 was waived by the Adviser in order to limit the Fund's ordinary operating expenses to 0.66% of its average daily net assets. As of November 30, 2006, the amount available for recovery that has been waived by the Adviser pursuant to the Expense Limitation Agreement is $92,622. The ability of the Adviser to recover this amount expires during the fiscal year ending November 30, 2009.

      Unless sooner terminated, the Advisory Agreement shall continue in effect until December 8, 2007, and thereafter shall continue for successive one-year periods if continuance is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for this purpose. The Advisory Agreement is terminable at any time on 60 days prior written notice without penalty by the Trustees, by vote of a majority of outstanding shares of the Fund, or by the Adviser. The Advisory Agreement also terminates automatically in the event of its assignment, as defined in the 1940 Act and the rules thereunder. The Fund will not be subject to any payment or penalty if the Advisory Agreement terminates.

      The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the performance of its duties, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

                              TRUSTEES AND OFFICERS

      Overall responsibility for management of the Trust rests with its Trustees. The Trustees serve for terms of indefinite duration until death, resignation, retirement or removal from office. The Trustees, in turn, elect the officers of the Trust to actively supervise the Trust's day-to-day operations. The officers are elected annually. Certain officers of the Trust also may serve as a Trustee.

      The Trust will be managed by the Trustees in accordance with the laws of the State of Ohio governing business trusts. There are currently four Trustees, all of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act. These trustees are "Independent Trustees" and will be referred to as such hereafter. The Independent Trustees receive compensation for their services as a Trustee and attendance at meetings of the Trustees. Officers of the Trust receive no compensation from the Trust for performing the duties of their offices, excluding the Trust's chief compliance officer.

      The Trustees and executive officers of the Trust, their addresses and their principal occupations during the past five (5) years are as follows:

                                                                                                                         NUMBER OF
                                                                                                                       PORTFOLIOS IN
                                                              POSITION(S)       PRINCIPAL OCCUPATION(S) DURING          FUND COMPLEX
                                          LENGTH OF TIME       HELD WITH       PAST 5 YEARS AND DIRECTORSHIPS OF        OVERSEEN BY
NAME, ADDRESS AND AGE                         SERVED             TRUST                 PUBLIC COMPANIES                   TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
                                                                                                                            2
Gerald L. Printz                               Since           Chairman       From November 1993 through
301 Oxford Valley Road, Suite 801B         December 2005      and Trustee     present, President of Amsador,
Yardley, Pennsylvania 19067                                                   Ltd. (information management
Year of Birth: 1956                                                           consulting firm).  From April 2002
                                                                              through present, Chief Executive
                                                                              Officer of 20/20 Innovations, LLC
                                                                              (provides crisis management planning
                                                                              and prevention services). From March of
                                                                              1996 to February 28, 2006, Trustee of
                                                                              the Matterhorn Growth Fund (an open end
                                                                              mutual fund).

Portia Sue Perrotty                            Since            Trustee       From January of 2003 to present,              2
301 Oxford Valley Road, Suite 801B         December 2005                      Chief of Staff for the First Lady
Yardley, Pennsylvania 19067                                                   of Pennsylvania; from August 1981
Year of Birth: 1953                                                           to January 2002, served in various
                                                                              roles for Wachovia Bank.  Ms.
                                                                              Perrotty's last position was
                                                                              Executive Vice President of
                                                                              Wachovia Corp.

Brian D. Wassell, CPA                          Since            Trustee       Partner of Trout, Ebersole & Groff            2
301 Oxford Valley Road, Suite 801B         December 2005                      LLP (CPA firm)
Yardley, Pennsylvania 19067
Year of Birth: 1969

Mark LoManto, CPA                              Since            Trustee       Principal and Co-owner of ML                  2
301 Oxford Valley Road, Suite 801B            October                         Weekes & Company, PC
Yardley, Pennsylvania 19067                    2007                           (CPA firm)
Year of Birth: 1957

EXECUTIVE OFFICERS:

Gregory A. Church                         Since December       President      Founder and Chairman of Church
301 Oxford Valley Road, Suite 801B             2005                           Capital Management, LLC
Yardley, Pennsylvania 19067
Year of Birth: 1956

Robert G. Dorsey                               Since        Vice President    Managing Director of Ultimus Fund
225 Pictoria Drive, Suite 450              December 2005                      Solutions, LLC and Ultimus Fund
Cincinnati, Ohio 45246                                                        Distributors, LLC
Year of Birth: 1957

Mark J. Seger                                  Since           Treasurer      Managing Director of Ultimus Fund
225 Pictoria Drive, Suite 450              December 2005                      Solutions, LLC and Ultimus Fund
Cincinnati, Ohio 45246                                                        Distributors, LLC
Year of Birth: 1962

John F. Splain                                 Since           Secretary      Managing Director of Ultimus Fund
225 Pictoria Drive, Suite 450              December 2005                      Solutions, LLC and Ultimus Fund
Cincinnati, Ohio 4524                                                         Distributors, LLC
Year of Birth: 1956

Andrew Peterson                             Since April    Chief Compliance   Chief Compliance Officer of Church
301 Oxford Valley Road, Suite 801B             2007             Officer       Capital Management, LLC and
Yardley, Pennsylvania 19067                                                   Director of Compliance at
Year of Birth: 1956                                                           Bainbridge Securities Inc.  Mr.

                                                                              Peterson was employed by Ameriprise
                                                                              Financial Services, or its predecessor
                                                                              company, from 1994 through March of
                                                                              2007. His last two positions with
                                                                              Ameriprise were Field Compliance
                                                                              Supervisor (2004 - April 2007) and
                                                                              Financial Advisor/PlanProduction
                                                                              Analyst-CFS (2000 - 2004). In addition,
                                                                              Mr. Peterson has held the Registered
                                                                              Principal designation since 1999.

      BOARD COMMITTEES. The Trustees have established an Audit Committee, which oversees the Trust's accounting and financial reporting policies and the independent audit of its financial statements. Ms. Perrotty and Messrs. Printz, Wassell, LoManto are the members of the Audit Committee. The Audit Committee held one meeting during the fiscal period ended November 30, 2006. The Board of Trustees has no nominating or compensation committee or any committee performing similar functions. The Independent Trustees are responsible for handling nominating or compensation related issues for the Trust.

      TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as of December 31, 2006.

                                 Dollar Range of          Aggregate Dollar
                                Fund Shares Owned   Range of Shares of All Funds
Name of Trustee                     by Trustee          Overseen by Trustee
--------------------------------------------------------------------------------
INTERESTED TRUSTEE:
Thomas P. Dautrich*                    None                     None
INDEPENDENT TRUSTEES:
Gerald L. Printz                       None                 $1- $10,000
Portia Sue Perrotty                    None                 $1- $10,000
Brian D. Wassell                       None                     None
Mark LoManto                           None                     None

      *Mr. Dautrich resigned from the Board of Trustees on July 12, 2007.
      **Mr. LoManto was appointed to the Board of Trustees on October 22, 2007.

      TRUSTEE COMPENSATION. No director, officer or employee of the Adviser or the Distributor will receive any compensation from the Fund for serving as an officer or Trustee of the Trust, excluding the Trust's chief compliance officer. Each Trustee who is an Independent Trustee receives from the Fund an annual retainer of $4,000, payable quarterly, and a $1,000 fee for attendance at each Board meeting, plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation paid during the fiscal period ended November 30, 2006.

------------------------------------------------------------------------------------------------------------------------
                                    Aggregate                                  Estimated Annual      Total Compensation
                                Compensation for     Pension of Retirement       Benefits Upon      for Services to Fund
Name of Trustee                 Services to Fund        Benefits Accrued          Retirement          and Fund Complex
------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE:
------------------------------------------------------------------------------------------------------------------------
Thomas P. Dautrich*                   None                    None                   None                   None
------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
------------------------------------------------------------------------------------------------------------------------
Gerald L. Printz                     $2,500                   None                   None                  $5,000
------------------------------------------------------------------------------------------------------------------------
Portia Sue Perrotty                  $2,500                   None                   None                  $5,000
------------------------------------------------------------------------------------------------------------------------
Brian D. Wassell                     $2,000                   None                   None                  $4,000
------------------------------------------------------------------------------------------------------------------------
Mark LoManto                          None                    None                   None                   None
------------------------------------------------------------------------------------------------------------------------

*Mr. Dautrich resigned from the Board of Trustees on July 12, 2007.
**Mr. LoManto was appointed to the Board of Trustees on October 22, 2007 and therefore did not receive compensation during the fiscal period ended November 30, 2006.

      INDEPENDENT TRUSTEE OWNERSHIP IN THE ADVISER OR DISTRIBUTOR. As of December 31, 2006, none of the independent trustees owned any securities of the Fund's investment adviser or distributor.

      All information disclosed about the Trustees and Officers is for time periods prior to Mr. LoManto's appointment to the Board of Trustees. As part of the next annual update to this SAI, the sections on compensation and fund share ownership will be updated to include Mr. LoManto's information.

                             PRINCIPAL SHAREHOLDERS

      As of March 2, 2007, the following accounts owned of record 5% or more of the Fund's outstanding shares:

-------------------------------------------------------------------------------------------------------------
                                          Number of Fund        Percentage of Fund's
   Name and Address of Shareholder         Shares Owned          Outstanding Shares         Type of Ownership
-------------------------------------------------------------------------------------------------------------
STRACO                                      49,348,541                 90.33%                    Record
1097 Commercial Ave.
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
East Petersburg, PA 17520
-------------------------------------------------------------------------------------------------------------
STRACO FBO Phoenixville                      3,058,497                  5.60%                    Record
1097 Commercial Ave.
-------------------------------------------------------------------------------------------------------------

      As of March 2, 2007, the Trustees and officers owned as a group less than 1% of the Fund's outstanding shares.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

      Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. The Fund does not usually pay brokerage commissions on purchases and sales of fixed income securities, although the price of the securities generally includes compensation, in the form of a spread or a mark-up or mark-down, which is not disclosed separately. The money market securities in which the Fund invests are traded primarily in the over-the-counter market or purchased directly from the issuer or an underwriter or market maker. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include the spread between the bid and asked price. It is expected that the cost of executing portfolio transactions of the Fund will primarily consist of dealer spreads and underwriting commissions. During the fiscal period ended November 30, 2006, the Fund did not pay any brokerage commissions. All Fund trades were conducted on a principal basis or directly with the issuer.

      The Adviser does not give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions. However, the Adviser may place portfolio transactions with brokers or dealers that promote or sell the Fund's shares so long as such placements are made pursuant to policies approved by the Board of Trustees that are designed to ensure that the selection is based on the quality of the broker's execution and not on its sales efforts.

      The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Fund and to other accounts over which it exercises investment discretion. Neither the Fund nor the Adviser receives hard dollar credits from the Fund's custodian, the Fund's transfer agent or from any broker or dealer. In addition to these agency transactions, the Adviser may receive brokerage and research services or products in connection with certain riskless transactions, in accordance with SEC guidelines.

      Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received.

      While the Fund does not deem it practicable and in its best interests to solicit competitive bids for commission rates or spreads on each transaction, consideration is regularly given to posted commission rates as well as other information concerning the level of commissions charged on comparable transactions by qualified brokers.

      The Fund has no obligation to deal with any broker or dealer in the execution of its transactions. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases may include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

      Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker, including Bainbridge Securities Inc., (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust, the Adviser or the Distributor. The Fund will not effect any brokerage transactions in its portfolio securities with an affiliate if such transactions would be unfair or unreasonable to Fund shareholders, and the commissions will be paid solely for the execution of trades and not for any other services. The Advisory Agreement provides that affiliates of the Adviser may receive brokerage commissions in connection with effecting such transactions for the Fund. In determining the commissions to be paid to an affiliate, it is the policy of the Fund that such commissions will, in the judgment of the Trust's Board of Trustees, be at least as favorable to the Fund as those which would be charged by other qualified brokers having comparable execution capability.

      The Advisory Agreement does not provide for a reduction of the Adviser's fee by the amount of any profits earned by an affiliate from brokerage commissions generated from portfolio transactions of the Fund. An affiliated broker-dealer will not receive reciprocal brokerage business as a result of the brokerage business placed by the Fund with others.

      During the fiscal period ended November 30, 2006, the Fund purchased commercial paper issued by the parent company of J.P. Morgan Securities Inc., the market value of which was $1,996,208 as of November 30, 2006. J.P. Morgan Securities Inc. is one of the Trust's "regular broker-dealers" as defined in the 1940 Act.

      CODE OF ETHICS. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The personnel subject to the Codes of Ethics are permitted to invest in securities, including securities that may be purchased or held by the Fund. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the SEC.

                        DETERMINATION OF NET ASSET VALUE

      The net asset value ("NAV") of the Fund's shares is calculated on each day that the New York Stock Exchange is open for business. To calculate NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The Fund seeks to maintain a stable NAV of $1.

      The Fund values its portfolio instruments at amortized cost, which means they are valued at their acquisition cost, as adjusted for amortization of premium or discount, rather than at current market value. Calculations are made to compare the value of the Fund's investments at amortized cost with market values. Such values are required to be determined in one of two ways: securities for which market quotations are readily available are required to be valued at current market value; and securities for which market quotations are not readily available are required to be valued at a fair value using procedures approved by the Board of Trustees. The Fund uses approved pricing services to provide values for their portfolio securities. Securities may be fair valued by the Adviser pursuant to procedures approved by the Board of Trustees when approved pricing services do not provide a value for a security, a furnished price appears manifestly incorrect or events occur after the Fund's close (1:30 pm Eastern time) that materially affect the furnished price. The Board of Trustees regularly reviews fair value determinations made by the Fund pursuant to the procedures.

      The amortized cost method of valuation seeks to maintain a stable NAV per share of $1.00, even where there are fluctuations in interest rates that affect the value of portfolio instruments. Accordingly, this method of valuation can in certain circumstances lead to a dilution of a shareholder's interest.

      If a deviation of 1/2 of 1% or more were to occur between the NAV calculated using market values and the Fund's $1.00 NAV calculated using amortized cost, or if there were any other deviation that the Board of Trustees believed would result in a material dilution to existing or future shareholders, the Board of Trustees would promptly consider what action, if any, should be initiated.

      If the Fund's NAV calculated using market values declined, or was expected to decline, below the Fund's $1.00 NAV calculated using amortized cost, the Board of Trustees might temporarily reduce or suspend dividend payments in an effort to maintain the Fund's $1.00 NAV. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if the Fund's NAV calculated using market values were to increase, or were anticipated to increase above the Fund's $1.00 NAV calculated using amortized cost, the Board of Trustees might supplement dividends in an effort to maintain the Fund's $1.00 NAV.

                         CALCULATION OF PERFORMANCE DATA

      Yield quotations on an investment in the Fund are provided on both a current and an effective (compounded) basis. Current yield is calculated by determining the net change in the value of a hypothetical account for a seven calendar day period (base period) with beginning balance of one share, dividing by the value of the account at the beginning of the base period to obtain the base period return, multiplying the result by (365/7) and carrying the resulting yield figure to the nearest hundredth of one percent. Effective yield reflects daily compounding and is calculated as follows:

            Effective yield = [(base period return + 1) 365/7] - 1

For purposes of these calculations, no effect is given to realized or unrealized gains or losses (the Fund does not normally recognize unrealized gains and losses under the amortized cost valuation method).

      From time to time, the Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P (1 + T)^n + ERV

Where:

P =   a hypothetical initial payment of $1,000
T =   average annual total return
n =   number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions. If a Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

      The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by a Fund's average annual total returns as described above.

                               REDEMPTIONS IN-KIND

      The Fund may process any redemption request in excess of $250,000 or 1% of the Fund's assets (whichever is less) by paying redemption proceeds in whole or in part in liquid securities of the Fund taken at current value. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable.

                           ADDITIONAL TAX INFORMATION

      The Fund intends to qualify as a regulated investment company, or "RIC", under the Internal Revenue Code of 1986, as amended (the "Code"). Qualification generally will relieve the Fund of liability for federal income taxes to the extent its net investment income and net realized gains are distributed in accordance with the Code. If for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund's earnings and profits.

      To qualify as a RIC, the Fund must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies or from net income derived from an interest in a qualified publicly traded partnership ("PTP"); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying gross income for a RIC.

      On each business day that the NAV of the Fund is determined, the Fund's net investment income will be declared as a daily dividend to shareholders of record. A shareholder's daily dividend is calculated each business day by applying the daily dividend rate by the number of shares owned, and is rounded to the nearest penny. The daily dividend is accrued each business day, and the sum of the daily dividends is paid monthly. Dividends will normally be reinvested monthly in shares of the Fund at the NAV on the last business day of each month. If cash payment is requested, checks will normally be mailed on the business day following the reinvestment date. The Fund will pay shareholders, who redeem all of their shares, all dividends accrued to the time of the redemption.

      The Fund calculates its dividends based on its daily net investment income. For this purpose, the net investment income of the Fund generally consists of accrued interest income, plus or minus amortized discount or premium, minus accrued expenses. If the Fund realizes any capital gains, they will be distributed at least once during the year as determined by the Board of Trustees. Any realized capital losses, to the extent not offset by realized capital gains, will be carried forward.

      Any dividends declared by the Fund in October, November or December and paid the following January are treated, for tax purposes, as if they were received by shareholders on December 31 of the year in which they were declared. The Fund may adjust its schedule for the reinvestment of distributions for the month of December to assist in complying with the reporting and minimum distribution requirements of the Code.

      A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of that calendar year plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

      Distributions by the Fund also may be subject to state, local and foreign taxes, and its treatment under applicable tax laws may differ from the federal income tax treatment. Note that most states grant tax-exempt status to distributions paid to shareholders from earnings received on direct investment on U.S. government securities, subject to certain restrictions. For example, some states do not extend this exemption to distributions paid to shareholders from earning on certain U.S. government agencies, such as Freddie Mac, Fannie Mae, or Sallie Mae.

      Each shareholder is advised annually of the sources of distributions for federal income tax purposes. Because the taxable portion of the Fund's investment income consists primarily of interest, none of its dividends are expected to qualify under the Code for the dividends received deduction for corporations or as qualified dividend income eligible for reduced tax rates.

      If a shareholder fails to furnish his social security number or other tax identification number to certify properly that it is correct, the Fund may be required to withhold federal income tax at the rate of 28% (backup withholding) from dividend, capital gain and redemption payments to him. Dividend and capital gains distributions may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding.

      Pursuant to recently issued Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the IRS certain information on Form 8886 if they participate in a "reportable transaction". A transaction may be a "reportable transaction" based upon any of several indicia with respect to a shareholder, including the existence of significant book-tax differences or the recognition of a loss in excess of certain thresholds. Under new legislation a significant penalty is imposed on taxpayers who participate in a "reportable transaction" and fail to make the required disclosure. Investors should consult their own tax advisors concerning any possible federal, state or local disclosure obligations with respect to their investment in shares of the Fund.

      Information set forth in the Prospectus and this SAI which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting shareholders. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Fund or its shareholders and this description is not intended as a substitute for federal tax planning. Accordingly, potential shareholders of the Fund are urged to consult their tax advisors with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this SAI is based on tax laws and regulations which are in effect on the date of the Prospectus and this SAI; these laws and regulations may be changed by legislative or administrative action.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

      The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding portfolio securities held by the Fund, and disclosure of purchases and sales of such securities, may be made to shareholders of the Fund or other persons. o The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and filed with the Securities and Exchange Commission (the "SEC") on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters (the annual, semi-annual and quarterly reports being "Official Reports"). The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder upon request, free of charge. This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).

o Subject to approval by the Chief Compliance Officer, information regarding portfolio securities and other information regarding the investment activities of the Fund (other than information contained in Official Reports), may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Fund. If portfolio information is released to the general public prior to its release to a ranking or rating organization, no confidentiality agreements or prohibitions on trading will be sought from these organizations. As of the date of this SAI, the Chief Compliance Officer has not approved the disclosure of Fund holdings to any rating and ranking service. The Chief Compliance Officer will only authorize distribution to these entities if the officer determines that they provide a valuable service to investors and the distribution serves a legitimate business interest of the Fund. The Chief Compliance Officer will inform the Board of Trustees of any such arrangements that are approved, and the rationale supporting approval.

o These policies relating to disclosure of the Fund's holdings of portfolio securities do not prohibit: (i) disclosure of information to the Adviser or to other Fund service providers, which are limited to the Fund's administrator, distributor, custodian, legal counsel and auditors, printers or to brokers and dealers through which the Fund purchases and sells portfolio securities; and (ii) disclosure of holdings of or transactions in portfolio securities by the Fund that is made on the same basis to all shareholders of the Fund.

o The Fund releases portfolio holdings to third-party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Fund. These third party servicing agents include the Adviser, distributor, administrator (including the transfer agent and fund accountant), custodian, printers or to brokers and dealers through which the Fund purchases and sells portfolio securities. The Fund also may disclose portfolio holdings, as needed, to their independent auditors, legal counsel, proxy voting services, pricing services, and prospective or newly hired investment advisors or sub-advisors. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel or prospective sub-advisors at any time. This information is disclosed to all such third parties under conditions of confidentiality. "Conditions of confidentiality" include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. Third party servicing agents generally are subject to an independent obligation not to trade on confidential information under their code of ethics and/or as a result of common law precedents; however, the Fund does not require an independent confirmation from the third parties that they will not trade on the confidential information.

      Below is a table that lists service providers receiving portfolio information along with information regarding the frequency of access, and limitations on use (including a prohibition on trading on non-public information) of portfolio information.

----------------------------------------------------------------------------------------------------------
       TYPE OF SERVICE PROVIDER               FREQUENCY OF ACCESS TO            RESTRICTIONS ON USE
                                              PORTFOLIO INFORMATION
----------------------------------------------------------------------------------------------------------
Adviser                                 Daily                                Contractual and Ethical
----------------------------------------------------------------------------------------------------------
Administrator (fund accountant and      Daily                                Contractual and Ethical
transfer agent)
----------------------------------------------------------------------------------------------------------
Custodian                               Daily                                Contractual and Ethical
----------------------------------------------------------------------------------------------------------
Auditor                                 During annual audit                  Ethical
----------------------------------------------------------------------------------------------------------
Legal counsel                           Regulatory filings, board            Ethical
                                        meetings, and if a legal issue
                                        regarding the portfolio requires
                                        counsel's review
----------------------------------------------------------------------------------------------------------
Printers                                Twice a year - printing of           No formal restrictions in
                                        semi-annual and annual reports       place.  Printer receives
                                                                             portfolio on or  about  time
                                                                             filed with the SEC -
                                                                             approximately 60 days
                                                                             old by the time received.
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
Broker/Dealers through which Fund       Daily access to the relevant         Contractual and Ethical
purchases and sells portfolio           purchase and/or sale - no
securities                              broker/dealer has access to the
                                        Fund's entire portfolio
----------------------------------------------------------------------------------------------------------

      The Board of Trustees has determined that the Fund and its shareholders are adequately protected by these restrictions on use in those instances listed above including those where contractual obligations between the Fund and the party do not exist.

o The Chief Compliance Officer has been given the authority by the Board of Trustees to approve other arrangements, not described herein, under which information relating to portfolio securities held by the Fund, or purchased or sold by the Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person. The Chief Compliance Officer shall approve such an arrangement only if he concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Fund and is unlikely to affect adversely the Fund or any shareholder of the Fund and is subject to a confidentiality agreement and prohibition on trading. The Chief Compliance Officer shall inform the Board of Trustees of any such arrangements that are approved, and the rationale supporting approval.

o Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to portfolio securities held, purchased or sold by the Fund.

                                    CUSTODIAN

      U.S. Bank, 425 Walnut Street, Cincinnati, Ohio 45202, is custodian of the Fund's investments. The custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

                                  FUND SERVICES

      The Fund's transfer agent, Ultimus Fund Solutions, LLC ("Ultimus"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchase and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For its services as transfer agent, Ultimus receives from the Fund a fee payable monthly at an annual rate of $24 per account, provided, however, that the minimum fee is $1,500 per month. In addition, the Fund reimburses Ultimus for out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communications lines.

      Ultimus also provides accounting and pricing services to the Fund. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable Ultimus to perform its duties, the Fund pays Ultimus a base fee of $2,500 per month plus an asset-based fee at the annual rate of .01% of the Fund's average daily net assets up to $500 million and .005% of such assets over $500 million. In addition, the Fund reimburses Ultimus for all costs of external pricing services.

      Ultimus also provides administrative services to the Fund. In this capacity, Ultimus supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. Ultimus supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the SEC and state securities commissions, and materials for meeting of the Board of Trustees. For the performance of these administrative services, the Fund pays Ultimus a fee at the annual rate of .10% of the average value of its daily net assets up to $500 million, .075% of such assets from $500 million to $1 billion and .05% of such assets in excess of $1 billion; provided, however, that the minimum fee is $2,000 per month.

      During the fiscal period ended November 30, 2006, Ultimus received fees of $39,615 from the Fund in its capacity as administrator, $29,795 in its capacity as fund accountant, and $10,500 in its capacity as transfer agent.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The firm of Briggs, Bunting & Dougherty, LLP, Two Penn Center Plaza, Suite 820, Philadelphia, Pennsylvania 19102, has been selected as the Fund's independent registered public accounting firm for the fiscal year ending November 30, 2007. Briggs, Bunting & Dougherty, LLP performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.

                                  LEGAL COUNSEL

      The firm of Thompson & Coburn LLP, One US Bank Plaza, St. Louis, Missouri, 63101 has been selected as legal counsel for the Trust.

                                   DISTRIBUTOR

      Bainbridge Securities Inc. (the "Distributor"), 301 Oxford Valley Road, Suite 801B, Yardley, Pennsylvania 19067, serves as principal underwriter for the Fund pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor does not receive any compensation from the Fund.

                              FINANCIAL STATEMENTS

      The financial statements of the Fund, which have been audited by Briggs, Bunting & Dougherty, LLP, are incorporated herein by reference to the annual report of the Fund dated November 30, 2006.

                                                                      APPENDIX A
                                                                      ----------

                        RATINGS OF INVESTMENT SECURITIES

COMMERCIAL PAPER

Moody's Investor Service

Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers (or related supporting institutions) of commercial paper with this rating are considered to have a superior ability to repay short-term promissory obligations. Issuers (or related supporting institutions) of securities rated Prime-2 are viewed as having a strong capacity to repay short-term promissory obligations. This capacity will normally be evidenced by many of the characteristics of issuers whose commercial paper is rated Prime-1 but to a lesser degree.

Standard & Poor's Corporation

An S&P A-1 commercial paper rating indicates a strong degree of safety regarding timely payment of principal and interest. Issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

Fitch, Inc.

F1+ is the highest category, and indicates the strongest degree of assurance for timely payment. Issues rated F1 reflect an assurance of timely payment only slightly less than issues rated F1+. Issues assigned an F2 rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues in the first two rating categories.

SHORT-TERM NOTES AND VARIABLE RATE DEMAND OBLIGATIONS

Moody's Investors Service

Short-term notes/variable rate demand obligations bearing the designations MIG-1/VMIG-1 are considered to be of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Obligations rated MIG-2/VMIG-2 are of high quality and enjoy ample margins of protection although not as large as those of the top rated securities.

Standard & Poor's Corporation

An S&P SP-1 rating indicates that the subject securities' issuer has a very strong capacity to pay principal and interest. Issues determined to possess very strong safety characteristics are given a plus (+) designation. S&P's determination that an issuer has a strong capacity to pay principal and interest is denoted by an SP-2 rating.